SELECT COMFORT
PROFIT SHARING AND 401(K) PLAN

Sixth Declaration of Amendment

Pursuant to the retained power of amendment contained in Section 17.2 of the “Select Comfort Profit Sharing and 401(k) Plan,” (the “Plan”) the undersigned amends the Plan by way of restatement in the manner set forth in the instrument entitled “Select Comfort Profit Sharing and 401(k) Plan - 2005 Restatement” (the “Plan”) attached hereto.

Except as otherwise specifically provided in the Plan, the foregoing amendment is effective as of the Restatement Date as defined in the Plan and applies to all participants.

The undersigned has caused this instrument to be executed by its duly authorized officer this 30th day of September, 2005.

SELECT COMFORT CORPORATION

By: /s/ Mark A. Kimball
Its: Senior Vice President and General Counsel

SELECT COMFORT
PROFIT SHARING AND 401(K) PLAN

ARTICLE 6. WITHDRAWALS DURING EMPLOYMENT, PLAN LOANS AND ESOP DIVIDEND DISTRIBUTIONS		19
6.1.	Hardship Withdrawals from 401(k) Contribution Account and Matching Contribution Account	19
6.2.	Withdrawals from 401(k) Contribution Account and Matching Contribution Account After Attaining Age 59 ½	21
6.3.	Withdrawals from Rollover Account	21
6.4.	Rules for Withdrawals	21
6.5.	No Other In-Service Withdrawals	22
6.6.	Plan Loans	22
6.7.	ESOP Dividend Distributions	23

ARTICLE 7. VESTING AND FORFEITURES		25
7.1.	Vesting	25
7.2.	Forfeiture Upon Distribution	25
7.3.	Other Forfeitures	26
7.4.	Application of Forfeitures	27

ARTICLE 8. DISTRIBUTIONS AFTER SEVERANCE FROM EMPLOYMENT		28
8.1.	Form and Time of Distribution	28
8.2.	Required Minimum Distributions	30
8.3.	Beneficiary Designation	36
8.4.	Assignment, Alienation of Benefits	36
8.5.	Payment in Event of Incapacity	37
8.6.	Payment Satisfies Claims	37
8.7.	Disposition if Distributee Cannot be Located	37
8.8.	Direct Rollovers and Transfers	38

ARTICLE 9. CONTRIBUTION LIMITATIONS		39
9.1.	401(k) Contribution Dollar Limitation	39
9.2.	Actual Deferral Percentage Limitations	39
9.3.	Actual Contribution Percentage Limitations	42
9.4.	Earnings or Losses on Excess Contributions	44
9.5.	Annual Additions Limitation	45
9.6.	Exclusion of Catch-Up Contributions	46
9.7.	Administrator’s Discretion	46

ARTICLE 10. SERVICE RULES		47
10.1.	Vesting Service	47
10.2.	One-Year Break in Service	47
10.3.	Loss of Service	48
10.4.	Pre-Acquisition Service	48
10.5.	Hour of Service	48

ARTICLE 11. ADOPTION, AMENDMENT AND TERMINATION		51
11.1.	Adoption by Affiliated Organizations	51
11.2.	Authority to Amend and Procedure	51
11.3.	Authority to Terminate and Procedure	51

ii

11.4.	Procedures	51
11.5.	Vesting Upon Termination, Partial Termination or Discontinuance of Contributions	52
11.6.	Distribution Following Termination, Partial Termination or Discontinuance of Contributions	52

ARTICLE 12. PLAN ADMINISTRATION		53
12.1.	Administrator, Named Fiduciary	53
12.2.	Duties of Administrator	53
12.3.	Delegation	53
12.4.	Reports and Records	54
12.5.	Compensation	54
12.6.	Professional Assistance	54
12.7.	Payment of Administrative Costs	54
12.8.	Indemnification	55
12.9.	Claims Procedure	55
12.10.	Disputes	56
12.11.	Correction of Errors	57
12.12.	Standards for Elections, Directions and Similar Actions	57

ARTICLE 13. MISCELLANEOUS		58
13.1.	Merger, Consolidation, Transfer of Assets	58
13.2.	Limited Reversion of Fund	58
13.3.	Top-Heavy Provisions	58
13.4.	Qualified Military Service	62
13.5.	Short Plan Years	63

ARTICLE 14. CONSTRUCTION, INTERPRETATIONS AND DEFINITIONS		64
14.1.	Construction and Interpretations	64
14.2.	Definitions	65

SERVICE CREDIT EXHIBIT		A-1

iii

SELECT COMFORT
PROFIT SHARING AND 401(K) PLAN

(2005 Restatement)

October 1, 2005

SELECT COMFORT
PROFIT SHARING AND 401(K) PLAN

ARTICLE 1.
DESCRIPTION AND PURPOSE

1.1.	Plan Name. The name of the Plan is the “Select Comfort Profit Sharing and 401(k) Plan.”

1.2.
Plan Description. The Plan is a single plan consisting of a profit sharing portion and stock bonus portion. 401(k) Contributions pursuant to a qualified cash or deferred arrangement, Matching Contributions and discretionary Profit Sharing Contributions are made to the profit sharing portion of the Plan. The stock bonus portion of the Plan constitutes an employee stock ownership plan within the meaning of Code section 4975(e)(7) and is designed to invest exclusively in Company common stock except for cash held pending investment, transfer or distribution. All amounts invested in the Company Stock Fund are automatically transferred from the profit sharing portion of the plan to the stock bonus portion of the Plan. The Plan is intended to qualify under Code section 401(a) and to satisfy the requirements of Code sections 401(k), 401(m) and 4975(e)(7). Notwithstanding the designation of a portion of the Plan as a profit sharing plan, a Participating Employer may make contributions to the Plan even though such employer has no current or accumulated earnings and profits.

1.3.	Plan Effective Date. The Plan was originally effective January 1, 1994.

1.4.	Plan Background

(a)	The Plan was originally effective January 1, 1994.

(b)
Since January 1, 1994, the Plan has been amended and restated from time to time. The Plan was amended and restated for law changes as required by the Uruguay Round Agreements Act of 1994, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, and the Internal Revenue Restructuring and Reform Act of 1998, and the Community Renewal Tax Relief Act of 2000, collectively referred to as the “GUST” amendments, to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) and to make certain other miscellaneous changes.

(c)
This document restates the Plan, generally effective as of the Restatement Date. Pursuant to this restatement, the Plan is a single profit sharing plan consisting of a profit sharing portion and stock bonus portion. The stock bonus portion of the Plan constitutes an employee stock ownership plan within the meaning of Code section 4975(e)(7) and is designed to invest exclusively in Company common stock except for cash held pending investment, transfer or distribution.

1.5.	Plan Purposes

(a)
The purposes of the Plan are to encourage savings by Employees on a tax effective basis for retirement, disability and other contingencies, in order to supplement other Company and government sponsored benefit programs; assist Employees in acquiring greater financial security; and increase the proprietary interest of Employees in the Company by providing a means for the ownership and accumulation of Company common stock.

(b)	The Plan and Trust are intended to meet the requirements of sections 401(a), 401(k), 401(m), 501(a) and 4975(e)(7) of the Code, as well as the applicable provisions of ERISA; and are subject to approval by the Internal Revenue Service and to any amendments necessary to obtain such approval.

(c)	No shares of Company common stock will be acquired under this Plan with the proceeds of an ESOP stock loan.

ARTICLE 2.
ELIGIBILITY

2.1.	Eligibility Requirements.

(a)	An Employee who was a Participant in the Plan the day before the Restatement Date shall continue as a Participant in the Plan.

(b)	An Employee who is a Qualified Employee, other than any Employee who is classified by the Company as a temporary or Part-Time Employee, is eligible to participate in the Plan:

(i)	for the purpose of making a rollover contribution pursuant to Section 3.5 on the day on which he or she first completes an Hour of Active Service; and

(ii)
for the purposes of making 401(k) Contributions and having Matching Contributions and Profit Sharing Contributions made on his or her behalf, thirty (30) days after the date on which he or she first completed an Hour of Active Service or, if later, the date the Employee attains age 21.

(c)	An Employee who is a Qualified Employee and who is classified by the Company as a temporary or Part-Time Employee is eligible to participate in the Plan:

(i)	for the purpose of making a rollover contribution pursuant to Section 3.5 on the day on which he or she first completes an Hour of Active Service; and

(ii)
for the purposes of making 401(k) Contributions and having Matching Contributions and Profit Sharing Contributions made on his or her behalf, on the last day of the first “eligibility service period” during which he or she completes at least 1000 Hours of Service and has attained age 21. An Employee’s “eligibility service period” is the 12-month period that starts on the day on which he or she first completes an Hour of Active Service and, if the Employee fails to complete at least 1000 Hours of Service during this period, then Plan Years, beginning with the Plan Year that includes the first anniversary of the day on which he or she first completes an Hour of Active Service.

(d)
Service with an entity (all or any portion of which is acquired by, merges with or becomes an Affiliated Organization) for any period prior to the date of the acquisition, merger or affiliation will be taken into account under this Plan only if, to the extent and for the purposes, specified on an exhibit to the Plan, as provided for in Section 14.1(f).

2.2.	Entry Date.

(a)
An Employee will enter the Plan as an Active Participant for the purpose of making a rollover contribution pursuant to Section 3.5, on the day on which he or she first completes an Hour of Active Service as a Qualified Employee.

(b)
An Employee will enter the Plan as an Active Participant for the purposes of making 401(k) Contributions and having Matching Contributions and Profit Sharing Contributions made on his or her behalf on the first day of the calendar month that first follows the day on which he or she satisfies the applicable eligibility requirements specified in Section 2.1(b)(ii) or Section 2.1(c)(ii), if he or she is a Qualified Employee on the day on which he or she would otherwise enter the Plan.

(c)
If an Employee described in Section 2.1(b)(ii) or Section 2.1(c)(ii) terminates employment before the day on which he or she would otherwise be eligible to enter the Plan for the purposes of making 401(k) Contributions and having Matching Contributions and Profit Sharing Contributions made on his or her behalf and again becomes an Employee after that day, then:

(i)
if he or she terminated employment before satisfying the eligibility requirements specified in Section 2.1(b)(ii) or Section 2.1(c)(ii), he or she will be treated as a new Employee and his or her previous service will be disregarded in determining his or her new eligibility service period pursuant to Section 2.1(b)(ii) or Section 2.1(c)(ii), if applicable; or

(ii)
if he or she terminated employment after satisfying the eligibility requirements specified in Section 2.1(b)(ii) or Section 2.1(c)(ii), he or she will enter the Plan as an Active Participant as of the first following day on which he or she completes an Hour of Active Service as a Qualified Employee.

(d)
If an Employee is not a Qualified Employee on the day on which he or she would otherwise enter the Plan for a particular purpose, he or she will enter the Plan as an Active Participant for that purpose on the first following day on which he or she completes an Hour of Active Service as a Qualified Employee.

2.3.
Special Entry Dates. Notwithstanding Sections 2.1 and 2.2, in conjunction with an acquisition, the Administrator may specify a special entry date for one or more purposes for individuals who become Qualified Employees on account of the acquisition.

2.4.
Transfer Among Participating Employers. A Participant who transfers from one Participating Employer to another Participating Employer as a Qualified Employee will participate in the Plan for the Plan Year during which the transfer occurs on the basis of his or her separate Eligible Earnings for the Plan Year from each Participating Employer.

2.5.
Multiple Employments. A Participant who is simultaneously employed as a Qualified Employee with more than one Participating Employer will participate in the Plan as a Qualified Employee of all of his or her Participating Employers on the basis of his or her separate Eligible Earnings from each Participating Employer.

2.6.
Reentry. A Participant for a particular purpose who ceases to be a Qualified Employee will resume active participation in the Plan for that purpose on the first day on which he or she completes an Hour of Active Service as a Qualified Employee.

2.7.
Condition of Participation. Each Qualified Employee, as a condition of participation, is bound by all of the terms and conditions of the Plan and must furnish to the Administrator such pertinent information and execute such instruments as the Administrator may require.

2.8.	Termination of Participation. A Participant will cease to be a Participant as of the later of the date on which:

(a)	he or she ceases to be a Qualified Employee; or

(b)	all benefits, if any, to which he or she is entitled under the Plan have been forfeited or distributed.

ARTICLE 3.
CONTRIBUTIONS

3.1.	401(k) Contributions.

(a)
Subject to the limitations described in Article 9, for each Plan Year an Active Participant may elect to make 401(k) Contributions for the Plan Year in accordance with the succeeding provisions of this section. 401(k) Contributions will be paid by the Participating Employer to the Trustee as soon as administratively practicable after the date on which the Active Participant would have received the Eligible Earnings but for his or her election pursuant to this section.

(b)
A reference in this section to an election to make 401(k) Contributions means that the Participant has elected to have his or her Eligible Earnings reduced in consideration of the Participating Employer’s obligation to make 401(k) Contributions in the same amount on the Participant’s behalf. Except as provided in subsection (c), a Participant’s 401(k) Contributions will be made in accordance with the rules in this subsection.

(i)
An Active Participant may elect to make 401(k) Contributions in any one percent (1%) increment from one percent (1%) to a maximum percentage specified in Plan Rules and the elected percentage will automatically apply to the Active Participant’s Eligible Earnings as adjusted from time to time. Plan Rules may specify a maximum percentage for Active Participants who are Highly Compensated Employees that is less than the maximum percentage specified for Active Participants who are not Highly Compensated Employees. No 401(k) Contributions will be made on behalf of a Participant with respect to a period during which he or she is not an Active Participant.

(ii)
An Active Participant’s election to commence 401(k) Contributions pursuant to clause (i) will become effective at the time and manner specified in Plan Rules after the Administrator receives a complete and accurate election.

(iii)
An Active Participant may elect to change the percentage rate of his or her 401(k) Contributions. The election will become effective at the time and manner specified in Plan Rules after the Administrator receives a complete and accurate election of such change.

(iv)
401(k) Contributions for an Active Participant who makes a hardship withdrawal pursuant to Section 6.1 will be automatically suspended for the 6-month period beginning on the date of the withdrawal. Following the suspension period the Active Participant may again elect to make 401(k) Contributions in accordance with clause (iii).

(c)
Only Eligible Earnings payable after an Active Participant’s complete and accurate election has been received and become effective will be reduced pursuant to the election. If any election is not processed on a timely basis, or if, for any reason, an Active Participant’s Eligible Earnings are not reduced in accordance with the Participant’s election, no retroactive adjustments will be made to take into account the effect of any such delay or failure. Plan Rules, however, may permit an Active Participant to elect to make 401(k) Contributions from his or her Eligible Earnings payable during any remaining portion of the Plan Year during which the delay or failure occurred at more than the otherwise applicable maximum percentage to adjust for the effect of the delay or failure so long as the total reductions for the Plan Year do not exceed the applicable maximum percentage or the limitations described in Article 9.

(d)
401(k) Contributions are made to the profit sharing portion of the Plan; any amounts invested in the Company Stock Fund are transferred from the profit sharing portion of the Plan to the stock bonus portion of the Plan and considered part of the Participant’s ESOP Account.

3.2.	Catch-Up Contributions.

(a)
Each Participant who has attained age 49 before the first day of a Plan Year may elect for such Plan Year to make Catch-Up Contributions, which consist of Eligible Earnings reductions and corresponding 401(k) Contributions in excess of any of the limitations of Article 9 or of a percentage limitation of Section 3.1.

(b)	Catch-Up Contributions elected by a Participant for any Plan Year may not exceed the lesser of:

(i)	the applicable dollar amount specified in Code section 414(v) and

(ii)	the excess of the Participant’s Eligible Earnings over the amount of other 401(k) Contributions made by the Participant for such Plan Year.

(c)	Catch-Up Contributions will be elected in accordance with the procedures prescribed by the Administrator in Plan Rules.

(d)
Catch-Up Contributions will be allocated to the Participant’s 401(k) Contribution Account. Catch-Up Contributions are made to the profit sharing portion of the Plan. Any amounts invested in the Company Stock Fund are transferred from the profit sharing portion of the Plan to the stock bonus portion of the Plan and considered part of the Participant’s ESOP Account.

3.3.	Matching Contributions.

(a)	Matching Contributions will be made as described in this Section 3.3 and subject to the formula described in paragraphs (i) and (ii) of this subsection (a).

(i)
With respect to any payroll period ending on or before December 31, 2005, subject to subsections (b), (e), (f) and (g) and the limitations described in Article 9, the Participating Employer of an eligible Active Participant will make a Matching Contribution on behalf of each Active Participant for each payroll period in an amount equal to:

(1)
one hundred percent (100%) of the amount of the Active Participant’s 401(k) Contributions for the payroll period up to two percent (2%) of the Active Participant’s Eligible Earnings for such payroll period, and

(2)
fifty percent (50%) of the amount of the Active Participant’s 401(k) Contributions for the payroll period that exceeds two percent (2%) of the Active Participant’s Eligible Earnings for such payroll period and that does not exceed six percent (6%) of the Active Participant’s Eligible Earnings for such payroll period.

(ii)
With respect to any payroll period beginning after December 31, 2005, subject to subsections (b), (e), (f) and (g) and the limitations described in Article 9, for any Plan Year a Participating Employer may, in its sole discretion, make Matching Contributions on behalf of each Active Participant. Matching Contributions may, as specified by the Participating Employer, be either (i) a dollar amount or (ii) a percentage of all or a portion of the 401(k) Contributions made by the Active Participant for the Plan Year (or any period within the Plan Year) following his or her entry into the Plan as a Participant for the purpose of sharing in Matching Contributions. If the Participating Employer decides to make a Matching Contribution for a Plan Year the Participating Employer will specify either (i) the dollar amount of the Matching Contribution (which may be different for eligible Active Participants who are Highly Compensated Employees and eligible Active Participants who are not) or (ii) the Matching Contribution percentage and the portion of an eligible Active Participant’s 401(k) Contributions to which the specified percentage applies (which may be different for eligible Active Participants who are Highly Compensated Employees and eligible Active Participants who are not). The Participating Employer will also specify the period (or periods) during such Plan Year to which the specified Matching Contribution relates.

(b)
To be eligible to share in the Participating Employer’s Matching Contribution made for a given payroll period a Participant must have, on or before the last day of the calendar quarter that includes such payroll period, entered the Plan as an

Active Participant for the purpose of having Matching Contributions made on his or her behalf, received Eligible Earnings for the payroll period from the Participating Employer, made 401(k) Contributions during the payroll period for which Matching Contributions are made and either:

(i)
be employed with an Affiliated Organization as a Qualified Employee on either active status, on a paid leave of absence or on a leave of absence pursuant to the Family and Medical Leave Act of 1993 on the last day of the calendar quarter that includes such payroll period or

(ii)	have terminated employment during the calendar quarter

(1)	on or after attaining his or her Normal Retirement Age,

(2)	on account of his or her death or

(3)	on account of his or her becoming Disabled;

provided that this condition will be applied only once with respect to a Participant, such sole application being made for the Plan Year during which this clause (ii) first applies and the condition under clause (i) is not satisfied.
(c)
Subject to subsections (e), (f) and (g) and the limitations described in Article 9, if, as of the end of a Plan Year, the aggregate amount of Matching Contributions made on behalf of an Active Participant is less than the Matching Contributions specified under subsection (a) for the entire Plan Year, the Participating Employer may, in its sole discretion, make an additional Matching Contribution on behalf of each such Active Participant in an amount not exceeding the difference.

(d)
A Participating Employer’s Matching Contributions for a Plan Year (if any) will be paid to the Trustee on such date or dates during or following such Plan Year as the Participating Employer may elect but in no case more than 12 months after the end of the Plan Year.

(e)
No Matching Contribution will be made with respect to any portion of a Participant’s 401(k) Contributions returned to the Participant pursuant to Article 9. For this purpose, 401(k) Contributions with respect to which no Matching Contributions are made for a Plan Year will be deemed to be the first such contributions returned to the Participant. If the Administrator determines that Matching Contributions that have been added to a Participant’s Account should not have been added by reason of this subsection, the contributions, increased by Fund earnings or decreased by Fund losses attributable to the contributions, as determined under Section 9.4, will be subtracted from the Account as soon as administratively practicable after the determination is made and will be applied to satisfy the contribution obligations of the Participating Employer that made the excess contributions for the Plan Year for which the excess contributions were made. If, because of the passage of time, the excess cannot be applied in this way, the excess will be allocated, in the discretion of the Administrator:

(i)
among the Matching Contribution Accounts of all Participants who made 401(k) Contributions for the Plan Year as Qualified Employees of the Participating Employer in proportion to such 401(k) Contributions up to six percent (6%) of Eligible Earnings; or

(ii)	as a corrective contribution pursuant to Section 3.6.

(f)
Notwithstanding any other provision of this section to the contrary, a Participant covered by a collective bargaining agreement between his or her bargaining representative and a Participating Employer is eligible for Matching Contributions only if and to the extent provided in the collective bargaining agreement.

(g)
Participating Employers will make Matching Contributions for each Plan Year on behalf of each Active Participant who makes a Catch-Up Contribution in accordance with the formula and provisions set forth in subsection (a).

(h)
Matching Contributions are made to the profit sharing portion of the Plan; any amounts invested in the Company Stock Fund are transferred from the profit sharing portion of the Plan to the stock bonus portion of the Plan and considered part of the Participant’s ESOP Account.

3.4.	Profit Sharing Contributions.

(a)
Each Participating Employer may make a Profit Sharing Contribution for a Plan Year on behalf of eligible Participants for a Plan Year in an amount, if any, determined by the Participating Employer’s Board, of his or her Eligible Earnings from the Participating Employer for the Plan Year.

(b)
To be eligible to share in the Participating Employer’s Profit Sharing Contribution, if any, for a particular Plan Year, a Participant must have, on or before the last day of the Plan Year, entered the Plan as a Participant for the purposes of having Profit Sharing Contributions made on his or her behalf, received Eligible Earnings for the Plan Year from the Participating Employer and either:

(i)
be employed with an Affiliated Organization as a Qualified Employee on either active status, on a paid leave of absence or on a leave of absence pursuant to the Family and Medical Leave Act of 1993 on the last day of the Plan Year or

(ii)	have terminated employment during the Plan Year

(1)	on or after attaining his or her Normal Retirement Age,

(2)	on account of his or her death or

(3)	on account of his or her becoming Disabled;

provided that this condition will be applied only once with respect to a Participant, such sole application being made for the Plan Year during which this clause (ii) first applies and the condition under clause (i) is not satisfied.

(c)
Subject to subsection (e) and the limitations of Article 9, a Participating Employer’s Profit Sharing Contribution for a Plan Year (if any) will be allocated among the Profit Sharing Contribution Accounts of Participants. Each such Participant’s allocated share of the contribution will bear the same ratio to the Participating Employer’s total Profit Sharing Contribution for a Plan Year as the Participant’s Eligible Earnings from the Participating Employer for the Plan Year bears to the aggregate Eligible Earnings from the Participating Employer for the Plan Year of all Participants who are eligible to share in the Participating Employer’s Profit Sharing Contribution for the Plan Year.

(d)
A Participating Employer’s Profit Sharing Contribution for a Plan Year (if any) will be paid to the Trustee on such date or dates during or following such Plan Year as the Participating Employer may elect but in no case more than 12 months after the end of the Plan Year.

(e)
Notwithstanding any other provision of this section to the contrary, a Participant covered by a collective bargaining agreement between his or her bargaining representative and a Participating Employer is eligible to share in the Participating Employer’s Profit Sharing Contribution only if and to the extent provided in the collective bargaining agreement.

(f)
Profit Sharing Contributions are made to the profit sharing portion of the Plan; any amounts invested in the Company Stock Fund are transferred from the profit sharing portion of the Plan to the stock bonus portion of the Plan and considered part of the Participant’s ESOP Account.

3.5.	Rollovers.

(a)	A Participant may, with the prior consent of the Administrator, contribute to the Trust, within 60 days of receipt,

(i)
an Eligible Rollover Distribution (excluding after-tax employee contributions) from a plan qualified under Code section 401(a), an annuity plan under Code section 403(b), an annuity contract under Code section 403(a), or an eligible deferred compensation plan under Code section 457(a) maintained by a governmental employer described in Code section 457 (e)(1)(A); or

(ii)	the balance of an individual retirement account to which the only contributions have been one or more Eligible Rollover Distributions described in clause (i).

(b)
Except as provided in subsection (c), any contribution to the Trust pursuant to subsection (a) must be made in cash. Any funds received by the Trust under this Section will be credited to the Participant’s Rollover Account.

(c)
Rollover contributions are made to the profit sharing portion of the Plan; any amounts invested in the Company Stock Fund are transferred from the profit sharing portion of the Plan to the stock bonus portion of the Plan and considered part of the Participant’s ESOP Account.

3.6.	Corrective Contributions.

(a)
For any Plan Year, a Participating Employer may, but is not required to, contribute to the Matching Contribution Accounts or Profit Sharing Contribution Accounts, or both, of Active Participants who are not Highly Compensated Employees, or any group of such Participants identified by the Administrator, such amounts as the Administrator deems advisable to assist the Plan in satisfying the requirements of Section 9.2, Section 9.3 or Section 9.5, or any other requirement under the Code or Treasury Regulations, for the Plan Year.

(b)	Contributions pursuant to this section will be allocated in accordance with one or more of the following clauses, as determined by the Administrator.

(i)
Contributions are allocated among the Matching Contribution Accounts of the Participants eligible to share in the allocation who made 401(k) Contributions for the Plan Year in proportion to such 401(k) Contributions up to a six percent (6%) of the Participant’s Eligible Earnings for the Plan Year.

(ii)
Contributions are allocated among the Profit Sharing Contribution Accounts of the Participants eligible to share in the allocation in proportion to their respective Eligible Earnings from the Participating Employer for the Plan Year.

(iii)
Contributions are allocated among the Matching Contribution Accounts of Participants eligible to share in the allocation who made 401(k) Contributions for the Plan Year or allocated among the Profit Sharing Contribution Accounts of the Participants eligible to share in the allocation for the Plan Year, or both, by starting with the eligible Participant with the lowest Eligible Earnings for the Plan Year and allocating to that Participant up to the maximum amount permitted by Section 9.5 and continuing successively with the eligible Participant(s) with the next lowest Eligible Earnings for the Plan Year until the amount to be allocated pursuant to this clause (ii) has been fully allocated.

(iv)
Contributions are allocated among the Matching Contribution Accounts of the Participants eligible to share in the allocation that made 401(k) Contributions for the Plan Year or allocated among the Profit Sharing

Contribution Accounts of the Participants eligible to share in the allocation for the Plan Year, or both, on a per capita basis.

Contributions pursuant to this section which are used to satisfy the requirements of Section 9.2 will be added to a separate sub-account with respect to which gains, losses, withdrawals and other credits or charges are separately allocated on a reasonable and consistent basis pursuant to Section 4.2.

(c)
Corrective contributions made pursuant to this Section 3.6 are made to the profit sharing portion of the Plan. Any amounts invested in the Company Stock Fund are transferred from the profit sharing portion of the Plan to the stock bonus portion of the Plan and considered part of the Participant’s ESOP Account.

ARTICLE 4.
ACCOUNTS AND VALUATION

4.1.	Establishment of Accounts.

(a)	For each Participant, the following Accounts will be established and maintained:

(i)	a 401(k) Contribution Account to which there will be added any 401(k) Contributions (including Catch-Up Contributions) made by the Participant;

(ii)	a Matching Contribution Account, to which there will be added any Matching Contributions made on the Participant’s behalf;

(iii)	a Profit Sharing Contribution Account, to which there will be added any Profit Sharing Contributions made on the Participant’s behalf; and

(iv)	a Rollover Account, to which there will be added any rollover contribution made by the Participant pursuant to Section 3.5.

(b)
To the extent that a Participant elects to invest any of the Participant’s Accounts in the Company Stock Fund, such investment in the Company Stock Fund will be treated as invested in the ESOP portion of the Plan.

(c)
One or more additional accounts or sub-accounts may be established and maintained for any Participant or group of similarly situated Participants in connection with the merger of another plan into the Plan, in which case provisions of the Plan applicable solely to such accounts will be set forth on an exhibit to the Plan in accordance with Section 14.1(f).

4.2.
Valuation and Account Adjustment. At such intervals as specified in Plan Rules, but at least annually, each Participant’s Accounts within each investment fund established pursuant to Section 5.1 will be adjusted, in a manner determined by the Administrator to be uniform and equitable with respect to the Accounts being adjusted at the time in question, for income, expense, gains and losses of the investment fund, as well as contributions, withdrawals, loans, loan repayments, loan offsets, distributions and other activity, since the last prior adjustment.

4.3.
Allocations Do Not Create Rights. The fact that allocations are made and credited to the Accounts of a Participant does not vest in the Participant any right, title or interest in or to any portion of the Fund except at the time or times and upon the terms and conditions expressly set forth in the Plan. Notwithstanding any allocation or addition to the Account of any Participant, the issuance of any statement to the Participant or a Beneficiary of a deceased Participant or the distribution of all or a portion of any Account balance, the Administrator may direct the Account to be adjusted to the extent necessary to correct any error in the Account, whether caused by misapplication of any provision of the Plan or otherwise, and may recover from the Participant or Beneficiary the amount of any excess distribution.

ARTICLE 5.
PARTICIPANT INVESTMENT DIRECTION

5.1.	Establishment of Investment Funds.

(a)
In order to allow each Participant to determine the manner in which his or her Accounts will be invested, the Trustee will maintain, within the Trust (i) three (3) or more separate investment funds of such nature and possessing such characteristics as the Investment Committee may specify from time to time and (ii) the Company Stock Fund. Each Participant’s Accounts will be invested in the Company Stock Fund and other investment funds in the proportions directed by the Participant in accordance with the procedures set forth in this Article 5. The Investment Committee may, from time to time, direct the Trustee to establish additional investment funds or to terminate any existing investment fund (other than the Company Stock Fund).

(b)
Notwithstanding any other provision of the Plan to the contrary, the Investment Committee may direct the Trustee to suspend Participant investment activity (including such activity in connection with withdrawals, loans and distributions) in any or all investment funds (other than the Company Stock Fund) or impose special rules or restrictions (other than with respect to the Company Stock Fund) of uniform application, for a period determined by the Investment Committee to be necessary in connection with:

(i)	the establishment or termination of any investment fund;

(ii)	the receipt by the Trustee from, or transfer by the Trustee to, another trust of account balances in connection with an acquisition or divestiture or otherwise;

(iii)	a change of Trustee, investment manager or record keeper; or

(iv)	such other circumstances determined by the Investment Committee as making such suspension or special rules or restrictions necessary or appropriate.

(c)
Notwithstanding any other provision of the Plan to the contrary, the Administrator may direct the Trustee to temporarily suspend Participant investment activity (including such activity in connection with withdrawals, loans and distributions) in the Company Stock Fund or impose, temporarily, special rules or restrictions (with respect to the Company Stock Fund) of uniform application, for a period determined by the Administrator to be necessary in connection with:

(i)	the receipt by the Trustee from, or transfer by the Trustee to, another trust of account balances in connection with an acquisition or divestiture or otherwise; or

(ii)	a change of Trustee, investment manager or record keeper.

5.2.	Contribution Investment Directions.

(a)
In conjunction with his or her enrollment in the Plan, a Participant must direct the manner in which contributions to his or her Accounts will be invested among the Company Stock Fund and/or other investment funds maintained pursuant to Section 5.1. Such a direction must be made in accordance with and is subject to Plan Rules. To the extent a Participant fails to direct Account investments, the Accounts will be invested in the manner specified in Plan Rules.

(b)
A Participant may direct a change in the manner in which future contributions credited to his or her Accounts will be invested among the Company Stock Fund and/or other investment funds maintained pursuant to Section 5.1. Such a direction must be made in accordance with and is subject to Plan Rules and will become effective at the time and manner specified in Plan Rules and in accordance with rules and procedures of the Company Stock Fund and/or other investment funds after the Trustee receives a complete and accurate direction.

(c)	Plan Rules will include procedures pursuant to which Participants are provided with the opportunity to obtain written confirmation of investment directions made pursuant to this section.

5.3.	Transfer Among Investment Funds.

(a)
A Participant may direct the transfer of his or her Accounts among the Company Stock Fund and/or other investment funds maintained pursuant to Section 5.1. Such a direction must be made in accordance with and is subject to Plan Rules and will become effective at the time and manner specified in Plan Rules and in accordance with rules and procedures of the Company Stock Fund or other investment fund after the Trustee receives a complete and accurate direction.

(b)	Plan Rules will include procedures pursuant to which Participants are provided with the opportunity to obtain written confirmation of investment directions made pursuant to this section.

(c)	Plan Rules may limit and restrict transfers into and out of specific investment funds.

(d)	Any transfer from the Company Stock Fund to another investment fund will constitute a transfer out of the ESOP portion of the Plan.

5.4.
Investment Direction Responsibility Resides With Participants. The Plan is intended to constitute a plan described in ERISA section 404(c). Accordingly, the Administrator, the Investment Committee, the Trustee, the Company and the Participating Employers do not have any authority, discretion, responsibility or liability with respect to a Participant’s selection of the investment funds (including the Company Stock Fund and the Plan’s other investment funds) in which his or her Accounts will be invested, the entire authority, discretion and responsibility for, and any results attributable to, the selection being that of the Participant.

5.5.
Company Stock Restrictions. In the event that the shares of Company common stock allocated to an Account of a Participant are not readily tradeable on an established market, then a Participant who is entitled to a distribution from the Plan will have the right to require that the Company repurchase such shares under a fair valuation formula. A Participant’s right to exercise the “put option” described above shall exist only in a Plan Year in which shares of Company common stock are not readily tradeable on an established securities market. In such a Plan Year, the “put option” shall be provided for periods that meet the requirements of section 409(h)(4) of the Code, and, if exercised, shall result in payments that meet the requirements of section 409(h)(5) or 409(h)(6) of the Code, if applicable.

5.6.	Voting of Company Stock

(a)
Each Participant and Beneficiary whose Account is invested in the Company Stock Fund will be afforded the opportunity to direct the manner in which shares of Company common stock in the Company Stock Fund allocated to his or her Account will be voted in connection with all stockholder actions of the Company. In the event of a public tender or exchange offer for shares of common stock of the Company, each Participant and Beneficiary will be entitled to direct whether or not the shares in the Company Stock Fund allocated to his or her Account will be tendered for sale or exchange in connection with such offer.

(b)
The Administrator will, prior to each meeting of Company stockholders, cause to be furnished to each such Participant and Beneficiary a copy of any proxy solicitation material prepared by the Company, together with a form requesting confidential directions on how the shares of Company stock allocable to the Participant’s or Beneficiary’s Account will be voted on each matter to be brought before such meeting. The Administrator will use his or her best efforts to ensure that each Participant and Beneficiary receives such information as will be distributed to stockholders of the Company in connection with any public tender or exchange offer for shares of Company common stock and that each receives instructions for giving confidential directions to the Trustee.

(c)
The Trustee or its delegate will hold all directions received from Participants and Beneficiaries pursuant to this Section 5.6 in strict confidence and will not disclose any such direction to any person, including any officer or employee of the Company or of an Affiliated Organization, except as may be required to allow an independent inspector of elections to certify voting results or to satisfy the requirements of law.

(d)
The Trustee or its delegate will vote the number of full and fractional shares allocable to each Participant’s and each Beneficiary’s Account as directed by the Participant or Beneficiary if the direction is received in time for the direction to be processed. The Trustee will vote any Company stock with respect to which it does not receive timely directions so that the proportion of such stock voted in any particular manner on any matter is the same as the proportion of the stock with respect to which the Trustee has received timely directions which is so voted.

(e)
In the case of a public tender or exchange offer, the Trustee will tender the shares attributable to a Participant’s or Beneficiary’s Account if so directed by the Participant or Beneficiary, and will not tender shares attributable to the Account of a Participant or Beneficiary who either directs that such shares not be tendered or does not furnish a timely direction. Any proceeds from a tender of Company common stock will be allocated among the Accounts of the Participants and Beneficiaries to which the tendered stock was allocated. Such proceeds will be held in a sub-account of the Company Stock Fund and invested in the manner prescribed by Plan Rules.

(f)
Solely for purposes of this Section 5.6, each Participant and Beneficiary is designated as a “named fiduciary” within the meaning of section 403(a)(1) of ERISA. Each Participant’s or Beneficiary’s direction will apply to the number of shares in the Company Stock Fund that are allocable to such Participant or Beneficiary.

5.7.	Default Investments

(a)
If a Participant or Beneficiary fails to give instructions with respect to the investment of his or her Accounts in connection with a change in the Trustee or other termination of an investment fund in which the Accounts are invested, the Accounts will be invested in the investment fund or funds then available under the Plan that the Administrator determines to have investment characteristics most similar to the fund or funds in which the Accounts were previously invested.

(b)
If a Participant or Beneficiary fails to give instructions with respect to the investment of a contribution to his or her Accounts or of the proceeds from a tender of Company stock, the contribution or proceeds will be invested in the fund specified by Plan Rules.

5.8.
Beneficiaries and Alternate Payees. Solely for purposes of this article, the term “Participant” includes the Beneficiary of a deceased Participant and an alternate payee under a qualified domestic relations order within the meaning of Code section 414(p) unless otherwise provided in such order, but only after:

(a)	the Administrator has determined the identity of the Beneficiary and the amount of the Account balance to which he or she is entitled in the case of a Beneficiary of a deceased Participant; or

(b)
the Administrator has, in accordance with Plan Rules, made a final determination that the order is a qualified domestic relations order and all rights to contest such determination in a court of competent jurisdiction within the time prescribed by Plan Rules have expired or been exhausted in the case of an alternate payee.

ARTICLE 6.
WITHDRAWALS DURING EMPLOYMENT, PLAN LOANS
AND ESOP DIVIDEND DISTRIBUTIONS

6.1.	Hardship Withdrawals from 401(k) Contribution Account and Matching Contribution Account.

(a)
Subject to the provisions of Section 6.4, a Participant who is an Employee may make a hardship withdrawal from his or her 401(k) Contribution Account and vested portion of his or her Matching Contribution Account (other than a sub-account described in Section 3.6) in accordance with this section. A hardship withdrawal will be permitted only if the Administrator determines that the withdrawal is made on account of an immediate and heavy financial need of the Participant and is necessary to satisfy such financial need.

(b)	A withdrawal will be deemed to be made on account of an immediate and heavy financial need only if it is determined by the Administrator to be on account of:

(i)
expenses for (or necessary to obtain) medical care that would be deductible by the Participant under Code section 213(d) (determined without regard to whether the expenses exceed 7.5% of adjusted gross income);

(ii)	costs directly related to the purchase (excluding mortgage payments) of a principal residence of the Participant;

(iii)
payment of tuition, related educational fees and room and board expenses for the next 12 months of post-secondary education for the Participant or his or her spouse, child or other dependent (as defined in Code section 152, without regard to Code sections 152(b)(1), (b)(2) and (d)(1)(B));

(iv)	payments necessary to prevent the eviction of the Participant from his or her principal residence or foreclosure on the mortgage on the Participant’s principal residence;

(v)
with respect to a withdrawal made after December 31, 2005, payments for burial or funeral expenses of the Participant’s deceased parent, spouse, child or dependent (as defined in Code section 152, without regard to Code sections 152(b)(1), (b)(2) and (d)(1)(B));

(vi)
with respect to a withdrawal made after December 31, 2005, expenses for the repair of damage to the Participant’s principal residence that would qualify as a casualty deduction under Code section 165 (but determined without regard to whether the expenses exceed 10% of the Participant’s adjusted gross income); or

(vii)	any other deemed hardship recognized under Code section 401(k).

(c)
A withdrawal will be deemed to be necessary to satisfy the immediate and heavy financial need of the Participant only if the Administrator determines that each of the requirements in this subsection is satisfied.

(i)
The withdrawal is not more than the sum of the amount of the immediate and heavy financial need of the Participant plus an amount to pay any federal, state or local taxes or penalties that the Participant will incur in connection with the withdrawal or to satisfy withholding obligations in connection with that withdrawal, in either case as determined by the Administrator in accordance with Plan Rules.

(ii)
The Participant has obtained all other currently available distributions (including distribution of ESOP dividends under section 404(k), but not hardship distributions) and nontaxable (at the time of the loan) loans under the Plan and all other qualified and non-qualified plans of deferred compensation maintained by any Affiliated Organization.

(iii)
The Participant must, at the time of the application for the hardship withdrawal, have on file an election to receive a distribution of dividends paid on Company common stock held in the Company Stock Fund allocable to such Participant’s Accounts.

(iv)
The Participant is prohibited, under the terms of the plan or an otherwise legally enforceable agreement, from making 401(k) Contributions or other elective contributions and employee contributions to this Plan and “all other plans maintained by any Affiliated Organization” for six (6) months after receipt of the hardship withdrawal. For purposes of this paragraph (c)(iv), the phrase “all other plans maintained by any Affiliated Organization” means all qualified and nonqualified plans of deferred compensation, stock option, stock purchase or similar plan maintained by an Affiliated Organization, including a cash or deferred arrangement that is part of a cafeteria plan within the meaning of Code section 125; provided, it does not include the mandatory employee contribution portion of a defined benefit plan or a health or welfare benefit plan (including one that is part of a cafeteria plan).

(d)
The Administrator’s determination of the existence of a Participant’s financial hardship and the amount that may be withdrawn to satisfy the need created by such hardship will be made in accordance with Treasury Regulations, and is final and binding on the Participant. The Administrator may require the Participant to make representations and certifications concerning his or her entitlement to a withdrawal pursuant to this section and is entitled to rely on such representations and certifications unless the Administrator has actual knowledge to the contrary. The Administrator is not obligated to supervise or otherwise verify that amounts withdrawn are applied in the manner specified in the Participant’s withdrawal application.

(e)
The amount of any withdrawal pursuant to this Section may not exceed the Participant’s vested portion of his or her Matching Contribution Account and amount of 401(k) Contributions made by the Participant and reduced by the amount of 401(k) Contributions previously distributed to the Participant. The withdrawal will be made first from the Participant’s vested portion of his or her Matching Contribution Account and then from his or her 401(k) Contributions.

6.2.
Withdrawals from 401(k) Contribution Account and Matching Contribution Account After Attaining Age 59½. Subject to the provisions of Section 6.4, a Participant who (a) is an Employee and (b) has attained age 59½ may withdraw all or any part of the balance of his or her 401(k) Contribution Account and the vested portion of his or her Matching Contribution Account.

6.3.	Withdrawals from Rollover Account. Subject to the provisions of Section 6.4, a Participant who is an Employee may withdraw all or any part of the balance of his or her Rollover Account.

6.4.	Rules for Withdrawals.

(a)	Applications for withdrawals must be made in accordance with and are subject to Plan Rules.

(b)	A withdrawal will be made as soon as administratively practicable after the Administrator’s determination that the Participant is entitled to receive the withdrawal.

(c)	A withdrawal will be made on a pro rata basis from the investment fund or funds in which the Account from which the withdrawal is made is invested.

(d)	Withdrawals may be in the form of cash or whole shares of Company common stock to the extent the withdrawal is from the Participant’s ESOP Account.

(e)	All withdrawals will be made in the form of a single sum payment made by a check drawn on the Trust.

(f)	A Participant may not withdraw the portion of his or her Accounts consisting of a note evidencing the unpaid balance of any loan made pursuant to the Plan.

(g)	The provisions of Section 8.8 apply to any withdrawal that constitutes an Eligible Rollover Distribution.

6.5.	No Other In-Service Withdrawals. Except as otherwise expressly provided in the Plan, a Participant may not make withdrawals from his or her Accounts prior to his or her Severance from Employment.

6.6.	Plan Loans.

(a)
Each Participant or Beneficiary of a deceased Participant who is an Employee or is otherwise a “party in interest” within the meaning of ERISA, may borrow funds from the vested balance of his or her Accounts by submitting to the Administrator a complete and accurate loan application, in accordance with and subject to Plan Rules, subject to the succeeding provisions of this section.

(i)	The amount of the loan may not cause the aggregate amount of outstanding loans to the borrower from the Plan to exceed the least of:

(1)
$50,000, reduced by the excess (if any) of (A) the highest outstanding balance of all loans to the borrower from the Plan and all other qualified plans maintained by any Affiliated Organization during the 12-month period ending on the day before the date of the loan over (B) the outstanding balance of such loans on the date of the loan; and

(2)	fifty percent (50%) of the aggregate vested balance of the borrower’s Accounts as of the date on which the loan is made.

(ii)
The maturity date for any loan may not exceed five (5) years from the date of the note, unless the Administrator determines at the time the loan is made that the proceeds of the loan will be used to purchase a house, townhome, apartment, condominium or mobile home used, or intended to be used within a reasonable time after the loan is made, as the borrower’s principal residence, in which case the maturity date may not exceed fifteen (15) years from the date of the note.

(iii)
Loans will be charged against a Participant’s Accounts on a pro rata basis. No loan will be charged against any Account until the funds available to be borrowed in any prior Account have been exhausted. A loan application fee, if any, charged by the Trustee or another third party will be charged against the Participant’s Accounts in the same order.

(iv)	The loan proceeds and any loan application fee will be obtained from the investment fund or funds in which the borrower’s Accounts are then invested on a pro rata basis.

(v)
The promissory note evidencing a loan must provide for payments of principal and interest in equal installments of such frequency, not less frequently than quarterly, in such minimum amounts and for such maximum period as Plan Rules prescribe.

(b)
Each loan will be a loan by the Trust, but for Trust accounting purposes the loan will be deemed made from the borrower’s Accounts against which the loan is charged, and the note executed by the borrower will be deemed to be an asset of those Accounts. When a loan is made, the borrower’s Accounts and any investment fund from which the loan proceeds are obtained will be reduced by an amount equal to the principal balance of the loan and a loan account will be established for the borrower with an initial balance equal to the principal amount of the loan. The loan account will be excluded for purposes of determining and allocating the net earnings (or losses) of the Trust pursuant to Section 4.2. A borrower’s loan payments will be credited to the Accounts from which the loan proceeds were obtained on a pro rata basis. The loan account will be reduced by the amount of any principal payment on the loan. Repayments of loan principal and payments of interest will be invested as soon as administratively practicable following receipt by the Trustee in accordance with the borrower’s most recent investment directions with respect to new contributions or in the absence of such a direction, in accordance with Plan Rules.

(c)	Plan Rules may specify other terms and conditions as may be necessary or desirable for the administration of loans under this section.

6.7.	ESOP Dividend Distributions.

(a)	The provisions of this Section 6.7 are effective with respect to dividends (if any) paid by the Company on Company common stock on and after January 1, 2006.

(b)
Each Participant may elect, in the manner prescribed by the Administrator, whether to receive from the ESOP the dividends paid by the Company on Company common stock held in the Company Stock Fund allocable to such Participant’s Accounts. A Participant who fails to make an election will be deemed to have elected not to receive distribution of such dividends; provided that a Participant who files an application to receive a hardship withdrawal pursuant to Section 6.1 will be deemed to have made an election, as of the date of such application, to receive distribution of such dividend.

(c)
A Participant’s election will be effective with respect to all dividends paid to the ESOP after the date of the election until a new election takes effect. A Participant may make a new election at any time except during the blackout period designated by the Administrator before and after the date the Company stock dividend is paid.

(d)
The aggregate amount of dividends received by the ESOP during a calendar year that a Participant has elected to receive will be paid to the Participant in a single lump sum payment following the Company’s last dividend payment of the calendar year, and in all events not later than ninety (90) days after the close of such calendar year. Notwithstanding the Participant’s election, if the total amount the Participant would receive for a year is less than the minimum dividend distribution amount specified by Plan Rules, the Participant will be deemed to have elected not to receive distribution of any dividends for such year.

(e)
Dividends received by the Trustee that Participants have elected to receive will be invested in an investment fund specified by Plan Rules pending distribution to Participants following the final dividend payment of the year. The amount distributed to each Participant will not be increased by earnings of such investment fund but will be reduced by any investment loss. Any cash dividends invested in such investment fund that are not distributed to a Participant because of the minimum distribution rule will be reinvested in the Company Stock Fund and credited to such Participant’s ESOP Account at the time dividends in such investment account are distributed to Participants. Any earnings in such investment fund will not be distributed but will be credited to the Participant’s ESOP Account investment in the Company Stock Fund as earnings.

(f)
To the extent that a Participant does not elect to receive a distribution of dividends paid with respect to the Participant’s ESOP Account, the dividends so paid shall be credited to the Participant’s ESOP Account and reinvested in the Company Stock Fund.

(g)
A Participant’s election to receive distribution of dividends paid with respect to the Participant’s ESOP Account will become irrevocable with respect to a Company stock dividend at the time of the election blackout period preceding the dividend payment. Any distribution made to the Participant following the date an election has become irrevocable will, to the extent it includes dividends to which the election applied, be deemed to constitute a distribution of such dividends. Such distribution of dividends will not be an Eligible Rollover Distribution.

ARTICLE 7.
VESTING AND FORFEITURES

7.1.	Vesting.

(a)	A Participant always has a fully vested non-forfeitable interest in his or her 401(k) Contribution Account, Rollover Account and in the sub-account described in Section 3.6(b).

(b)
A Participant will acquire a fully vested non-forfeitable interest in his or her Matching Contribution Account and Profit Sharing Contribution Account upon attaining Normal Retirement Age while he or she is, or before he or she became, an Employee.

(c)
A Participant will acquire a fully vested non-forfeitable interest in his or her Matching Contribution Account and Profit Sharing Contribution Account if he or she dies or becomes Disabled while he or she is an Employee.

(d)
A Participant who has a Severance from Employment prior to attaining Normal Retirement Age other than by reason of his or her death or becoming Disabled will acquire a vested non-forfeitable interest in his or her Matching Contribution Account and Profit Sharing Contribution Account to the extent provided in the following schedule.

Full Years of Vesting Service	Vested Interest
Less Than 1 Year	0%
1 Year	25%
2 Years	50%
3 Years	75%
4 or More Years	100%

7.2.	Forfeiture Upon Distribution.

(a)
If a Participant receives a distribution of the entire vested balance of his or her Accounts after Severance from Employment and before he or she incurs five consecutive One-Year Breaks in Service, the nonvested portions of the Participant’s Matching Contribution Account and Profit Sharing Contribution Account will, at the time of such distribution, be forfeited. A Participant who has no vested interest in his or her Matching Contribution Account and Profit Sharing Contribution Account when he or she terminates employment will be deemed to have received a distribution of the entire vested balance of the Accounts at the time of his or her Severance from Employment.

(b)
If a Participant described in subsection (a) received a distribution of less than the entire balance of his or her Accounts, resumes employment as a Qualified Employee and repays to the Trustee the full amount distributed, other than the portion of the distribution attributable to his or her Rollover Account balance, before the earlier of (1) five (5) years following the date of reemployment as a Qualified Employee or (2) the date on which he or she incurs five (5) consecutive One-Year Breaks in Service following the distribution, then, the amount of any forfeitures will be restored to the Participant’s Matching Contribution Account and Profit Sharing Contribution Account, unadjusted for interest or any change in value occurring after the distribution. Such restoration will be made from forfeitures that arise for the Plan Year for which such restoration is to be made. To the extent such forfeitures are insufficient for such purpose, the Participating Employer with whom the Participant was last employed as a Qualified Employee will contribute the amount required to restore the Accounts. A Participant described in the last sentence of subsection (a) who is reemployed before incurring five (5) consecutive One-Year Breaks in Service following the date of his or her Severance from Employment will be deemed to have repaid his or her deemed distribution upon his or her reemployment as a Qualified Employee.

7.3.	Other Forfeitures.

(a)
Except as provided in Section 7.2, the non-vested portions of a Participant’s Matching Contribution Account and Profit Sharing Contribution Account will continue to be held in separate sub-accounts of such Accounts until the Participant incurs five (5) consecutive One-Year Breaks in Service, at which time the sub-account balances will be forfeited. If the Participant resumes employment with an Affiliated Organization prior to incurring five (5) consecutive One-Year Breaks in Service, such sub-accounts will be disregarded and their balances will be included in the Matching Contribution Account and Profit Sharing Contribution Account.

(b)
A Participant’s vested interest in his or her Matching Contribution Account and Profit Sharing Contribution Account balances following a resumption of employment in accordance with subsection (a) at any given time will not be less than the amount “X” determined by the formula: X = P(AB + (R x D)) - (R x D), where P is the Participant’s vested percentage at the time of determination; AB is the Account balance at the time of determination; D is the amount of the distribution; and R is the ratio of the Account balance at the time of determination, to the sub-account balance immediately following the distribution.

7.4. Application of Forfeitures. All forfeitures occurring in a Plan Year will be allocated to an account, invested in accordance with Plan Rules and applied as follows:

(a)	such forfeitures will first be applied to restore the Accounts of Participants as provided in Sections 7.2(b) and 8.7;

(b)	at the direction of the Administrator, any remaining forfeitures may be used to pay expenses of administering the Plan;

(c)	any remaining forfeitures may be applied toward the amount of Matching Contributions by the Participating Employers for the Plan Year in which the forfeiture occurs; and

(d)	any remaining forfeitures may be applied toward the amount of Profit Sharing Contributions by the Participating Employers for the Plan Year in which the forfeiture occurs.

ARTICLE 8.
DISTRIBUTIONS AFTER SEVERANCE FROM EMPLOYMENT

8.1.	Form and Time of Distribution.

(a)
Following a Participant’s Severance from Employment, the Trustee will distribute to the Participant or, if the Participant has died, to his or her Beneficiary, the value of the Participant’s vested interest in his or her Accounts. Subject to the remaining subsections of this section, Section 8.2 and Section 8.8, distributions will be made in accordance with the following provisions.

(i)
This clause (i) applies with respect to any involuntary distribution made after March 27, 2005. If the aggregate balance of the Participant’s vested interest in his or her Accounts (excluding the balance of the Participant’s Rollover Account, if any) is not more than $5,000, distribution to the Participant (or to the Participant’s Beneficiary in the case of the Participant’s death) will be made as soon as administratively practicable following the Participant’s Severance from Employment; provided, that if the aggregate balance of the Participant’s vested interest in his or her Accounts (including the balance of the Participant’s Rollover Account, if any) exceeds $1,000 and the Participant does not elect another form of distribution, the Participant’s vested interest in such Accounts will, following notice to the Participant, be distributed as a direct rollover to an Individual Retirement Account selected by the Administrator in accordance with Code section 401(a)(31)(B).

(ii)
Except as provided in clause (i), distribution to the Participant will be made in the form of a lump sum payment, installment payments or non-periodic payments or a combination of installment payments and non-periodic payments, as elected by the Participant. The distribution will be made or will begin, as the case may be, as soon as administratively practicable after the Administrator receives the Participant’s properly completed distribution request, but in no case later than the sixtieth day after the Plan Year during which the Participant has a Severance from Employment or attains Normal Retirement Age, whichever is later, unless the Participant elects to defer the distribution pursuant to subsection (b).

(iii)
Except as provided in clause (i) and Section 8.2, distribution to the Participant’s Beneficiary following the Participant’s death will be made at the time elected by the Beneficiary in accordance with subsection (d).

(iv)
Involuntary lump sum payments made pursuant to Section 8.1(a)(i) (because the Participant or Beneficiary had not already elected to receive a distribution) will be made in the form of a single cash payment (or, if applicable, direct rollover to an Individual Retirement Account) and all installment payments will be made in the form of cash payments. With respect to any other distribution under the Plan, to the extent the

Participant’s Account is invested in the Company Stock Fund, distribution will be made in shares of Company common stock or cash, whichever the Participant or Beneficiary, as the case may be, elects; provided that, first, only a whole number of shares may be distributed in kind and the balance of any distribution will be paid in cash; and second, if the Participant or Beneficiary does not make an election, any distribution will be made in cash. Distribution may also be made, if applicable, in the form of a canceled note evidencing any Plan loan.

(v)
If a contribution is allocated to a Participant’s Account following the Participant’s Severance from Employment and after his or her vested Account balance has been distributed, as soon as administratively practicable after the allocation is made, the vested portion of the contribution will be distributed to the Participant, or to the Participant’s Beneficiary in the case of the Participant’s death, in the form of a lump sum cash payment or, if distribution is being made in the form of installment payments, applied to increase the amount of such payments.

(b)
Subject to the provisions of the other subsections of this section, a Participant described in subsection (a)(ii) may elect to defer commencement of his or her distribution under the Plan as of a specified date that is no later than the April 1 of the calendar year following the calendar year during which the Participant attains the Required Distribution Age by providing the Administrator with a written, signed statement specifying the date on which the payment is to be made; provided that if a Participant fails to consent to a distribution, the Participant shall be deemed to have elected to defer distribution of his or her benefits until the April 1 of the calendar year following the calendar year during which the Participant attains the Required Distribution Age. Plan Rules may permit a Participant to modify the election in any manner determined by the Administrator to be consistent with Code section 401(a)(14) and the other provisions of this section.

(c)
If a Participant described in subsection (a)(ii) elects to receive his or her distribution in the form of monthly, quarterly, semi-annual or annual installment payments, the payments will be made for a period not longer than either the Participant’s life expectancy or the life expectancy of the Participant and his or her Beneficiary, as elected by the Participant in accordance with and subject to Plan Rules. Subject to the foregoing, (1) installment payments may be substantially equal in amount or may be in unequal amounts, as elected by the Participant in accordance with and subject to Plan Rules, (2) not more than once each Plan Year, the Participant may elect, in accordance with and subject to Plan Rules, to change the amount of installment payments made after the effective date of the election and (3) the Participant may, from time to time, elect, in accordance with and subject to Plan Rules, to receive an additional single sum payment of not more than the vested balance of his or her Accounts. Except as otherwise provided in Plan Rules, distributions pursuant to this subsection will be made from the Participant’s Accounts and the investment fund or funds in which the Accounts are then invested on a pro rata basis.

(d)
Subject to subsection (a)(i) and Section 8.2, the Participant’s Accounts will be distributed in a single lump sum payment to his or her Beneficiaries as of the end of the calendar month coincident with or immediately following (or as soon as administratively practicable thereafter) his or her death; provided, that the Beneficiary or Beneficiaries may elect to have such distribution made to him or her or them, as the case may be, in monthly, quarterly, semi-annual or annual installment payments. If distribution is made in the form of installment payments, in no event may the aggregate amount of such installment payments for a Plan Year be less than the amount of earnings credited to the Accounts during that Plan Year.

(e)
In lieu of making installment payments to a Participant or Beneficiary directly from the Trust, the Administrator may use the vested balance of the Participant’s or Beneficiary’s Accounts to purchase an annuity contract from an insurance company and distribute the contract to the Participant or Beneficiary.

8.2.	Required Minimum Distributions

(a)	General Rules

(i)
Precedence. The requirements of this Section 8.2 will take precedence over any inconsistent provisions of the Plan; provided, however, that this Section 8.2 will not require the Plan to provide any form of benefit, or any option, not otherwise provided under the Plan.

(ii)	Requirements of Treasury Regulations Incorporated. All distributions required under this section will be determined and made in accordance with the Treasury Regulations under Code section 401(a)(9).

(b)	Time and Manner of Distribution.

(i)
Required Beginning Date. The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than April 1st of the calendar year following the later of either the calendar year in which the Participant attains age seventy and one-half (70½) or during which occurs the Participant’s Severance from Employment. Distribution to any Participant who is a “five percent (5%) owner,” within the meaning of the Code section 416, must begin not later than April 1st of the calendar year following the calendar year during which the Participant attains age 70½.

(ii)
Death of Participant Before Distributions Begin. Subject to Section 8.1(a)(i), if the Participant dies before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows.

(1)
If the Participant’s surviving spouse is the Participant’s sole designated Beneficiary, then distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70½, if later.

(2)	If the Participant’s surviving spouse is not the Participant’s sole designated Beneficiary, then the Participant’s entire interest will be distributed as follows:

(A)
if the designated Beneficiary elects to receive distributions under the life expectancy rule pursuant to Section 8.2(e), distributions to the designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died; or

(B)
if the designated Beneficiary has not made an election to receive distributions under the life expectancy rule pursuant to Section 8.2(e), the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(3)
If there is no designated Beneficiary as of September 30 of the year following the year of the Participant’s death, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(4)
If the Participant’s surviving spouse is the Participant’s sole designated Beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, the surviving spouse’s entire interest will be distributed to the surviving spouse’s estate by December 31 of the calendar year containing the fifth anniversary of the surviving spouse’s death.

(5)
If the Participant’s surviving spouse is not the Participant’s sole designated Beneficiary and the designated Beneficiary dies after the Participant but before distributions to the designated Beneficiary begin, the designated Beneficiary’s entire interest will be distributed to the designated Beneficiary’s estate by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

For purposes of this Section 8.2(b)(ii) and Section 8.2(d), unless paragraph (4) above applies, distributions are considered to begin on the Participant’s required beginning date. If paragraph (4) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under paragraph (1) above.

(iii)
Forms of Distribution. Unless the Participant’s interest is distributed in a single sum on or before the required beginning date, as of the first distribution calendar year, distributions will be made in accordance with Sections 8.2(c) and (d).

(c)	Required Minimum Distributions During Participant’s Lifetime.

(i)
Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant’s lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

(1)
the quotient obtained by dividing the Participant’s account balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant’s age as of the Participant’s birthday in the distribution calendar year; or

(2)
if the Participant’s sole designated Beneficiary for the distribution calendar year is the Participant’s spouse, the quotient obtained by dividing the Participant’s account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant’s and spouse’s attained ages as of the Participant’s and spouse’s birthdays in the distribution calendar year.

(ii)
Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death. Required minimum distributions will be determined under this Section 8.2(c) beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant’s date of death.

(d)	Required Minimum Distributions After Participant’s Death.

(i)	Death On or After Date Distributions Begin.

(1)
Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant’s designated Beneficiary, determined as follows.

(A)	The Participant’s remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(B)
If the Participant’s surviving spouse is the Participant’s sole designated Beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant’s death using the surviving spouse’s age as of the spouse’s birthday in that year. For distribution calendar years after the year of the surviving spouse’s death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse’s birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year.

(C)
If the Participant’s surviving spouse is not the Participant’s sole designated Beneficiary, the designated Beneficiary’s remaining life expectancy is calculated using the age of the Beneficiary in the year following the year of the Participant’s death, reduced by one for each subsequent year. For distribution calendar years after the year of the designated Beneficiary’s death, the remaining life expectancy of the designated Beneficiary is calculated using the age of the designated Beneficiary as of the designated Beneficiary’s birthday in the calendar year of the designated Beneficiary’s death, reduced by one for each subsequent calendar year.

(2)	Acceleration of Payment to Designated Beneficiary. The designated Beneficiary may elect at any time to accelerate any remaining payments and receive a single lump sum distribution.

(3)
No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no designated Beneficiary as of September 30 of the year after the year of the Participant’s death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the Participant’s remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(ii)	Death Before Date Distributions Begin.

(1)	Participant Survived by Designated Beneficiary. If the Participant dies before the date distributions begin and there is a designated

Beneficiary, and the designated Beneficiary elects to receive distributions over his or her life expectancy, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the remaining life expectancy of the Participant’s designated Beneficiary, determined as provided in Section 8.2(d)(i).

(2)
No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no designated Beneficiary as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(3)
Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant’s surviving spouse is the Participant’s sole designated Beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 8.2(b)(ii)(1), the surviving spouse’s entire interest will be distributed to the surviving spouse’s estate by December 31 of the calendar year containing the fifth anniversary of the surviving spouse’s death.

(4)
Death of Designated Beneficiary Before Distributions to Designated Beneficiary Are Required to Begin. If the Participant dies before the date distributions begin, the Participant’s surviving spouse is not the Participant’s sole designated Beneficiary, and the designated Beneficiary dies before distributions are required to begin to the designated Beneficiary under Section 8.2(b)(ii)(2), the designated Beneficiary’s entire interest will be distributed to the designated Beneficiary’s estate by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(e)	Beneficiary Election of 5-Year Rule or Life Expectancy Rule.

(i)
General Rule. Beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in Section 8.2(b)(ii)(2) and Section 8.2(d)(ii)(1) applies to distributions after the death of a Participant who has a designated Beneficiary. The election must be made no later than December 31 of the calendar year immediately following the calendar year in which the Participant died. If the Beneficiary does not make an election under this paragraph, distributions will be made in accordance with Section 8.2(b)(ii)(2)(B).

(ii)
Transition Rule. A designated Beneficiary who is receiving payments under the 5-year rule may make a new election to receive payments under the life expectancy rule until December 31, 2003, provided that all amounts that would have been required to be distributed under the life expectancy rule for all distribution calendar years before 2004 are distributed by the earlier of December 31, 2003 or the end of the 5-year period.

(f)	Definitions.

(i)
Designated Beneficiary. The designated Beneficiary is the individual who is designated as the Beneficiary under Section 8.2 of the Plan and is the designated Beneficiary under Code section 401(a)(9) and Section 1.401(a)(9)-4, Q&A-1, of the Treasury Regulations.

(ii)
Distribution calendar year. A distribution calendar year is a calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant’s required beginning date. For distributions beginning after the Participant’s death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 8.2(b). The required minimum distribution for the Participant’s first distribution calendar year will be made on or before the Participant’s required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant’s required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

(iii)	Life expectancy. Life expectancy is computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury Regulations.

(iv)
Participant’s Account balance. The Participant’s Account balance is the balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the Account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The Account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

8.3.	Beneficiary Designation.

(a)
Each Participant may designate, on a form provided by the Administrator, one or more primary Beneficiaries or alternative Beneficiaries for all or a specified fractional part of his or her aggregate Accounts and may change or revoke any such designation from time to time. No such designation, change or revocation is effective unless executed by the Participant and received by the Administrator during the Participant’s lifetime. Subject to subsection (d), no such change or revocation requires the consent of any person.

(b)	If a Participant

(i)	fails to designate a Beneficiary, or

(ii)	revokes a Beneficiary designation without naming another Beneficiary, or

(iii)	designates one or more Beneficiaries none of whom survives the Participant,

for all or any portion of the Accounts, such Accounts or portion are payable to the first class of the following classes of automatic Beneficiaries that includes a member surviving the Participant:

Participant’s spouse; and
Representative of Participant’s estate.

(c)
The automatic Beneficiaries specified above and, unless the designation otherwise specifies, the Beneficiaries designated by the Participant, become fixed as of the Participant’s death so that, if a Beneficiary survives the Participant but dies before the receipt of all payments due such Beneficiary, any remaining payments are payable to the representative of such Beneficiary’s estate. Any designation of a Beneficiary by name that is accompanied by a description of relationship or only by statement of relationship to the Participant is effective only to designate the person or persons standing in such relationship to the Participant at the Participant’s death.

(d)
Notwithstanding subsection (a), no designation of a Beneficiary other than the Participant’s spouse is effective unless such spouse consents to the designation. Any such consent is effective only with respect to the Beneficiary or class of Beneficiaries so designated and only with respect to the spouse who so consented.

8.4.	Assignment, Alienation of Benefits.

(a)
Except as required under a qualified domestic relations order or by the terms of any loan from the Trust or to comply with a federal tax levy pursuant to Code section 6331, and except as otherwise provided in Code section 401(a)(13)(C), (i) no benefit under the Plan may in any manner be anticipated, alienated, sold, transferred, assigned, pledged, encumbered or charged, and any attempt to do so is void and (ii) no benefit under the Plan is in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled to such benefit.

(b)
To the extent provided in a qualified domestic relations order, distribution of benefits assigned to an alternate payee by such order may be distributed to the alternate payee in the form of a lump sum payment prior to the Participant’s earliest retirement age. The terms “qualified domestic relations order,”“alternate payee” and “earliest retirement age” have the meanings given in Code section 414(p).

8.5.
Payment in Event of Incapacity. If any person entitled to receive any payment under the Plan is physically, mentally or legally incapable of receiving or acknowledging receipt of the payment, and no legal representative has been appointed for such person, the Administrator in its discretion may (but is not required to) cause any sum otherwise payable to such person to be paid to any one or more of the following as may be chosen by the Administrator: the Beneficiaries, if any, designated by such person; the institution maintaining such person; a custodian for such person under the Uniform Transfers to Minors Act of any state; or such person’s spouse, children, parents or other relatives by blood or marriage. Any such payment completely discharges all liability under the Plan to the person with respect to whom the payment is made to the extent of the payment.

8.6.
Payment Satisfies Claims. Any payment to or for the benefit of any Participant, or Beneficiary in accordance with the provisions of the Plan, to the extent of such payment, fully satisfies all claims against the Trustee, the Administrator and the Participating Employers, any of whom may require the payee to execute a receipted release as a condition precedent to such payment.

8.7.
Disposition if Distributee Cannot be Located. If the Administrator is unable to locate a Participant or Beneficiary to whom a distribution is due, the amount that would otherwise be distributed to the Participant or Beneficiary will be forfeited, and the forfeited amount will be applied in accordance with Section 7.4. The forfeited amount will be restored to the Accounts from which the amount was forfeited, unadjusted for interest or any change in value occurring after the forfeiture, upon the Participant’s or Beneficiary’s claim for the benefit. The restoration will be made through funds available pursuant to Section 7.4(a). To the extent such funds are insufficient for such purpose, the Participating Employer with whom the Participant was last employed will contribute the amount required to restore the Accounts.

8.8.
Direct Rollovers and Transfers. To the extent a distribution is an Eligible Rollover Distribution, the Administrator will, if so instructed by the distributee in accordance with Plan Rules, direct the Trustee to make the distribution to an eligible retirement plan, within the meaning of Code section 402(c). The foregoing provision will not apply if the aggregate taxable distributions to be made to the distributee during the calendar year are less than $200 or, if the portion of the distribution to be distributed to the eligible retirement plan is less than $500 and is less than the entire taxable portion of the distribution.

ARTICLE 9.
CONTRIBUTION LIMITATIONS

9.1.	401(k) Contribution Dollar Limitation.

(a)
The aggregate amount of 401(k) Contributions and other “elective deferrals” (within the meaning of Code section 402(g)(3)) under any other qualified plan maintained by an Affiliated Organization with respect to a Participant for any taxable year of the Participant may not exceed the limitation in effect for the taxable year under Code section 402(g). If the limitation is exceeded for any taxable year of the Participant, the portion of the excess specified by the Company, increased by Fund earnings or decreased by Fund losses attributable to the excess as determined under Section 9.4, will be distributed to the Participant.

(b)
The amount distributed pursuant to this section to a Participant who has made elective deferrals for the taxable year other than pursuant to the Plan or another qualified plan maintained by an Affiliated Organization will, to the extent of such other elective deferrals, be determined in accordance with written allocation instructions received by the Administrator from the Participant not later than March 1 of the following taxable year.

(c)
A distribution pursuant to this section may be made at any time after the excess contributions are received, but not later than April 15 of the taxable year following the taxable year to which the limitation relates.

9.2.	Actual Deferral Percentage Limitations.

(a)	For each Plan Year, the Plan must satisfy the requirements of Code section 401(k)(3).

(i)
The Plan will satisfy the requirements of Code section 401(k)(3) for a Plan Year if, for that Plan Year, the Plan satisfies the requirements of Code section 410(b)(1) with respect to “eligible employees” and either of the following tests:

(1)
the “actual deferral percentage” for the Plan Year for eligible employees who are Highly Compensated Employees for the Plan Year is not more than the product of the actual deferral percentage for the Plan Year for all eligible employees who are not Highly Compensated Employees for the Plan Year, multiplied by one and one-quarter; or

(2)
the excess of the actual deferral percentage for the Plan Year for eligible employees who are Highly Compensated Employees for the Plan Year over the actual deferral percentage for the Plan Year for all eligible employees who are not Highly Compensated Employees for the Plan Year is not more than two percentage points and the actual deferral percentage for the Plan Year for eligible employees who are Highly Compensated Employees for the Plan Year is not more than the product of the actual deferral percentage for the Plan Year of all eligible employees who are not Highly Compensated Employees for the Plan Year, multiplied by two.

(ii)	For purposes of this section:

(1)
“eligible employee” means an Active Participant who is eligible to make 401(k) Contributions for the Plan Year in question or would be eligible but for a suspension imposed under Section 3.1(b)(iv); and

(2)
“actual deferral percentage,” with respect to either of the two groups of eligible employees referenced above, is the average of the ratios, calculated separately for each eligible employee in the particular group, of the amount of 401(k) Contributions made by the eligible employee for the Plan Year in question, to the eligible employee’s Eligible Earnings for the Plan Year in question, or the portion of such Plan Year during which he or she was an eligible employee, as specified in Plan Rules. In computing the actual deferral percentage, the following rules apply:

(A)	any 401(k) Contributions made by an eligible employee who is not a Highly Compensated Employee that are in excess of the limitation described in Section 9.1 will be excluded;

(B)	any 401(k) Contributions made by an eligible employee that are distributed to the eligible employee pursuant to Section 9.5(c) will be excluded;

(C)	except as otherwise provided in Treasury Regulations, 401(k) Contributions taken into account in determining the actual contribution percentage under Section 9.3(a)(ii) will be excluded;

(D)
to the extent permitted by Treasury Regulations and determined by the Administrator, all or any portion of any other contribution to the Plan or any other qualified plan maintained by an Affiliated Organization will be included;

(E)	elective contributions under any other plan that is aggregated with this Plan to satisfy the requirements of Code section 410(b) will be included; and

(F)	to the extent provided in Treasury Regulations, elective contributions made under any other qualified cash or deferred arrangement of any Affiliated Organization on behalf of any eligible Employee who is a Highly Compensated Employee will be included.

(b)
To the extent deemed advisable by the Administrator to comply with Code section 401(k)(3), the Administrator may, in accordance with Plan Rules, prospectively decrease a Participant’s 401(k) Contributions.

(c)
If, for any Plan Year, the requirements of subsection (a) are not satisfied, the Administrator will determine the amount by which 401(k) Contributions made by each Highly Compensated Employee for the Plan Year exceeds the permissible amount as determined under subsection (a). The determination will be made by successively decreasing the rate of 401(k) Contributions by the Highly Compensated Employees who, during the Plan Year, had the greatest percentage of 401(k) Contributions to the next lower percentage, then again decreasing the percentage of such Highly Compensated Employees’ 401(k) Contributions, together with the percentage of 401(k) Contributions by such Highly Compensated Employees who were already at such lower percentage, to the next lower percentage, and continuing such procedure for as many percentage decreases as the Administrator deems necessary. The Administrator may make such reductions in any amount.

(d)
The amount of excess 401(k) Contributions determined in accordance with subsection (c), increased by Fund earnings or decreased by Fund losses attributable to such excess as determined under Section 9.4, will be distributed to affected Highly Compensated Employees, at such time as the Administrator specifies on or following the last day of the Plan Year for which the determination is made, but in no case later than the last day of the following Plan Year. The amount to be distributed with respect to any Plan Year will be reduced by the portion of the amount, if any, distributed pursuant to Section 9.1 that is attributable to 401(k) Contributions that relate to such Plan Year, determined by assuming that 401(k) Contributions in excess of the limitation described in Section 9.1 for a given taxable year are the first contributions made for a Plan Year falling within such taxable year. Additional amounts to be distributed to Highly Compensated Employees will be determined by successively decreasing the amount of 401(k) Contributions for Highly Compensated Employees who, for the Plan Year, had the largest amount of 401(k) Contributions made on their behalf to the next lower amount, and continuing this procedure until an amount equal to the aggregate amount of excess 401(k) Contributions has been removed from the Accounts of the Highly Compensated Employees.

(e)
To the extent required or permitted by Treasury Regulations, the Administrator will or may, as the case may be, apply the limitation described in this section separately to each group of eligible employees who are included in a unit of Employees covered by a collective bargaining agreement.

(f)
If the Administrator elects to apply Code section 410(b)(4)(B) in determining whether the Plan satisfies either of the tests described in Section 9.2(a)(i) for a Plan Year, all eligible employees who have not met either the minimum age and/or minimum service requirements of Code section 410(a)(1)(A) will be considered separately in accordance with the tests described in Section 9.2(a)(i).

9.3.	Actual Contribution Percentage Limitations.

(a)	For each Plan Year, the Plan must satisfy the requirements of Code section 401(m)(2).

(i)	The Plan will satisfy the requirements of Code section 401(m)(2) for a Plan Year if, for that Plan Year, the Plan satisfies either of the following tests:

(1)
the “actual contribution percentage” for the Plan Year for “eligible employees” who are Highly Compensated Employees for the Plan Year is not more than the product of the actual contribution percentage for the Plan Year for all eligible employees who are not Highly Compensated Employees for the Plan Year, multiplied by one and one-quarter; or

(2)
the excess of the actual contribution percentage for the Plan Year for eligible employees who are Highly Compensated Employees for the Plan Year over the actual contribution percentage for the Plan Year for all eligible employees who are not Highly Compensated Employees for the Plan Year is not more than two percentage points and the actual contribution percentage for the Plan Year for Highly Compensated Employees for the Plan Year is not more than the product of the actual contribution percentage for the Plan Year for all eligible employees who are not Highly Compensated Employees for the Plan Year, multiplied by two.

(ii)	For purposes of this section:

(1)
“eligible employee” means an Active Participant who is eligible to have Matching Contributions made on his or her behalf for the Plan Year in question or who would be eligible but for a suspension imposed under Section 3.1(b)(iv); and

(2)
the “actual contribution percentage” with respect to either of the two groups of eligible employees referenced above, is the average of the ratios, calculated separately for each eligible employee in the particular group, of the aggregate amount of Matching Contributions made on behalf of the eligible employee for the Plan Year, to the eligible employee’s Eligible Earnings for the Plan Year, or the portion of the Plan Year during which he or she was an eligible employee, as specified in Plan Rules. In computing the actual contribution percentage the following rules apply:

(A)	except as otherwise provided in Treasury Regulations, Matching Contributions taken into account in determining the actual deferral percentage under Section 9.2(a)(ii) will be excluded;

(B)	Matching Contributions taken into account for purposes of the minimum contribution required by Section 13.3 will be excluded;

(C)	any Matching Contributions forfeited pursuant to Section 9.5(c) will be excluded;

(D)	to the extent permitted by Treasury Regulations and determined by the Administrator, all or any portion of the 401(k) Contributions made by eligible employees for the Plan Year will be included;

(E)
to the extent permitted by Treasury Regulations and determined by the Administrator, all or any portion of any other contributions to any other qualified plan maintained by an Affiliated Organization will be included;

(F)
matching contributions (within the meaning of Code section 401(m)(4)(A)) and after-tax contributions made under any other plan that is aggregated with this Plan to satisfy the requirements of Code section 410(b) will be included; and

(G)
to the extent required by Treasury Regulations, matching contributions (within the meaning of Code section 401(m)(4)(A)) and after-tax contributions made under any other qualified plan of any Affiliated Organization on behalf of or by any eligible employee who is a Highly Compensated Employee will be included.

(b)
If, for any Plan Year, the requirements of subsection (a) are not satisfied, the Administrator will determine the amount by which Matching Contributions made on behalf of each Highly Compensated Employee for the Plan Year exceeds the permissible amount as determined under subsection (a), such determination being made in accordance with the procedure described in Section 9.2(c) with respect to reductions of 401(k) Contributions.

(c)
The amount of excess Matching Contributions determined in accordance with subsection (b), increased by Fund earnings or decreased by Fund losses attributable to such excess as determined under Section 9.4, will be distributed to affected Highly Compensated Employees at such time as the Administrator specifies on or following the last day of the Plan Year for which the determination is made, but in no case later than the last day of the following Plan Year; provided, however, that to the extent the excess Matching Contributions would not be fully vested if retained in the Plan, such excess will be forfeited rather than distributed, and any such forfeitures will be applied as provided in Section 3.3(e). Amounts to be distributed to Highly Compensated Employees or forfeited will be determined by successively decreasing the amount of Matching Contributions made on behalf of Highly Compensated Employees who, for the Plan Year had the largest amount of Matching Contributions made on their behalf to the next lower amount, and continuing this procedure until an amount equal to the aggregate amount of excess contributions has been removed from the Accounts of the Highly Compensated Employees.

(d)
To the extent provided in Treasury Regulations, the limitations described in this section do not apply to any group of eligible employees who are included in a unit of Employees covered by a collective bargaining agreement.

(e)
If the Administrator elects to apply Code section 410(b)(4)(B) in determining whether the Plan satisfies either of the tests described in Section 9.3(a)(i) for any Plan Year, all eligible employees who have not met either the minimum age and/or minimum service requirements of Code section 410(a)(1)(A) will be considered separately in accordance with the tests described in Section 9.3(a)(i).

9.4.	Earnings or Losses on Excess Contributions.

(a)
The amount of Fund earnings or losses with respect to the excess amount of contributions returned to a Highly Compensated Employee pursuant to this article is an amount equal to the product of the total earnings or losses for the Participant’s Account to which the excess contributions were credited for the Plan Year with respect to which the determination is being made, multiplied by a fraction, the numerator of which is the excess amount of contributions made on the Participant’s behalf to such Account for the Plan Year, and the denominator of which is the closing balance of such Account for the Plan Year, decreased by the amount of earnings added to that Account, or increased by the amount of losses charged to that Account, for the Plan Year.

(b)
Contributions returned pursuant to Section 9.5(c)(iii) will also include the earnings or losses attributable to such excess amount for the period between the end of the Plan Year with respect to which the determination is being made and the date on which such excess contributions are distributed to the Participant. The earnings or losses attributable to such excess amount for such period will be an amount equal to the product of ten percent (10%) of the earnings or losses attributable to such excess amount for the Plan Year, as determined in accordance with subsection (a), multiplied by the number of calendar months during the period for which the determination is being made, with a distribution being made on or before the fifteenth day of a month being deemed to have been made on the last day of the preceding month and a distribution being made after the fifteenth day of a month being deemed to have been made on the first day of the following month.

9.5.	Annual Additions Limitation.

(a)
Notwithstanding any contrary provisions of the Plan, there will not be allocated to any Participant’s Accounts for a Plan Year any amount that would cause the aggregate “annual additions” with respect to the Participant for the Plan Year to exceed the lesser of:

(i)	$40,000, as adjusted for increases in the cost-of-living under Code section 415(d), or

(ii)
one hundred percent (100%) of the Participant’s Section 415 Wages for the Plan Year. The compensation limit referred to in this clause (ii) will not apply to any contribution for medical benefits after separation from service (within the meaning of Code sections 401(h) or 419A(f)(2)) that is otherwise treated as an annual addition.

(b)	For purposes of subsection (a), the “annual additions” with respect to a Participant for a Plan Year are the sum of:

(i)
the aggregate amount of 401(k), Matching and Profit Sharing Contributions allocated to the Participant’s Accounts under the Plan for the Plan Year (including the amount of any 401(k) or Matching distributed to the Participant or forfeited pursuant to Section 9.2(d) or 9.3(c) but excluding any 401(k) Contributions in excess of the limitation set forth in Section 9.1 that are distributed to the Participant by April 15 of the year following the year to which such contributions relate) and employer contributions, employee contributions and forfeitures allocated to the Participant’s accounts under any other qualified defined contribution plan maintained by any Affiliated Organization for the Plan Year; plus

(ii)
the amount, if any, attributable to post-retirement medical benefits that is allocated to a separate account for the Participant as a “key employee” within the meaning of Code section 416(i), to the extent required under Code section 419A(d)(1).

Unless otherwise provided in Treasury Regulations, if a 401(k), Matching or Profit Sharing Contribution with respect to a Plan Year is made more than 30 days after the due date (including extensions) of the Company’s federal income tax return for the Company’s taxable year coinciding with the Plan Year or in which the Plan Year ends, the contribution will be an annual addition for the Plan Year during which the contribution is made.

(c)

(i)
To the extent deemed advisable by the Administrator to prevent the limitation under subsection (a) from being exceeded, the Administrator may, in accordance with Plan Rules, prospectively decrease a Participant’s 401(k) Contributions.

(ii)
If a further reduction of contributions is required, the amount of the Profit Sharing Contribution that would otherwise be allocated to the Participant’s Profit Sharing Contribution Account will be reduced and the aggregate amount of the Profit Sharing Contribution for the Plan Year will be reduced by the same amount and then the Matching Contribution that would otherwise be allocated to the Participant’s Account will be reduced and the aggregate amount of the Matching Contribution for the Plan Year will be reduced by the same amount.

(iii)
If, in spite of such reduction and as a result of the allocation of forfeitures or a reasonable error in estimating the amount of the Participant’s Eligible Earnings, Section 415 Wages, 401(k) Contributions or other elective deferrals within the meaning of Code section 402(g)(3) for the Plan Year, the limitation would otherwise be exceeded, then, to the extent required to prevent such excess:

(1)
the amount of 401(k) Contributions made for the Participant, together with earnings on such contributions, will be distributed to the Participant and any Matching Contributions attributable to the amount so distributed, together with earnings on such contributions, will be forfeited and applied as provided in Section 3.3(e); then

(2)
if a further excess would otherwise exist, the amount of such excess will be held unallocated in a suspense account and will be allocated to all other eligible Participants for the Plan Year and, to the extent necessary, subsequent Plan Years, before Matching and Profit Sharing Contributions are made for such Plan Year or Years, and will be applied toward the amount of such contributions for such Plan Year or Years.

9.6.	Exclusion of Catch-Up Contributions. Catch-Up Contributions made pursuant to Section 3.2 will be excluded from operation of the limitations of this Article 9.

9.7.
Administrator’s Discretion. Notwithstanding the foregoing provisions of this article, the Administrator may apply the provisions of Sections 9.1 through 9.6 in any manner permitted by Treasury Regulations that will cause the Plan to satisfy the limitations of the Code incorporated in such sections and Treasury Regulations thereunder, and the Administrator’s good faith application of Treasury Regulations is binding on all Participants and Beneficiaries.

ARTICLE 10.
SERVICE RULES

10.1.
Vesting Service. The term “Vesting Service” with respect to an Employee means, except as provided in Section 10.5, the aggregate number of Plan Years during each of which the Employee completes at least 1000 Hours of Service.

10.2.
One-Year Break in Service. An Employee will incur a “One-Year Break in Service” if the Employee fails to complete at least 501 Hours of Service during a Plan Year; provided, that, for purposes only of determining whether an Employee has incurred such a One-Year Break in Service, in addition to Hours of Service credited under Section 10.5, there will be taken into account the number of Hours of Service that otherwise would have been credited to the Employee, or, if the number of such hours of service cannot be determined, eight hours of service for each day on which the Employee would have otherwise performed services for an Affiliated Organization, during an authorized leave of absence, while still employed with the Affiliated Organization, pursuant to any established, nondiscriminatory leave policy of an Affiliated Organization or due to:

(a)	the Employee’s pregnancy;

(b)	the birth of the Employee’s child;

(c)	the placement of a child with the Employee in connection with the adoption of such child by the Employee; or

(d)	the Employee’s caring for such child for a period beginning immediately following such birth or placement;

provided, first, that the total number of such additional Hours of Service taken in to account by reason of any such absence will not exceed 501; second, that, if the Employee would be prevented from incurring a One-Year Break in Service for the Plan Year in which such absence commenced solely because the additional Hours of Service are so credited, such Hours of Service will be credited only to such Plan Year or, if a One-Year Break in Service for such Plan Year would not be so prevented, such additional Hours of Service will be credited to the Plan Year following the Plan Year during which such absence commenced; and third, that, notwithstanding the foregoing, no such additional Hours of Service will be credited in connection with an absence for one of the reasons set forth at items (a) through (d) unless the Employee furnishes to the Administrator, on a timely basis, such information as the Administrator reasonably requires in order to establish the number of days during which the Employee was absent for that reason. In addition, an Employee will be credited with Hours of Service for the purpose of determining whether he or she has incurred a One-Year Break in Service to the extent required by the Family and Medical Leave Act of 1993.

10.3. Loss of Service. If an Employee terminates employment and experiences at least five consecutive One-Year Breaks in Service, then:

(a)	if the Employee had a vested interest in his or her Account prior to the Breaks in Service,

(i)
his or her Vesting Service completed prior to such Breaks in Service will be taken into account in determining his or her vested interest in his or her Accounts attributable to contributions made for periods after the Breaks in Service but only if the Employee completes one year of Vesting Service following such Breaks in Service and

(ii)
the extent of the Employee’s vested interest in his or her Accounts as determined under Section 7.1 prior to the Breaks in Service will not be increased by Vesting Service completed following the Breaks in Service; or

(b)
if the Employee had no vested interest in his or her Account prior to the Breaks in Service, the Employee’s service completed prior to the Breaks in Service will not be taken into account for any purpose under the Plan.

10.4.
Pre-Acquisition Service. Service with an entity (all or any portion of which is acquired by, merges with or becomes an Affiliated Organization) for any period prior to the date of the acquisition, merger or affiliation will be taken into account under this Plan only if, to the extent and for the purposes, specified on an exhibit to the Plan, as provided for in Section 14.1(f).

10.5.	Hour of Service.

(a)	Subject to the remaining subsections of this section, the term “Hour of Service,” with respect to an Employee, includes and is limited to:

(i)	each hour for which the Employee is paid, or entitled to payment, for the performance of duties for an Affiliated Organization;

(ii)	each hour:

(1)
for which the Employee is paid, or entitled to payment, by an Affiliated Organization on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness (including disability), layoff, jury duty, military duty or leave of absence;

(2)	for which the Employee is not paid or entitled to payment but which is required by federal law to be credited to the Employee on account of his or her military service or similar duties; and

(3)
for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Affiliated Organization; provided, first, that Hours of Service taken into account under clause (i), (ii)(1) or (ii)(2) will not also be taken into account under this clause (3); and second, that Hours of Service taken into account under this clause (3) that relate to periods specified in clause (ii)(1) will be subject to the rules under subsection (b).

(b)	The following rules will apply for purposes of determining the Hours of Service completed by an Employee under subsection (a)(ii)(1):

(i)
No more than 501 hours will be credited to the Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single Plan Year);

(ii)	No more than the number of hours regularly scheduled for the performance of duties for the period during which no duties are performed will be credited to the Employee for such period;

(iii)
The Employee will not be credited with hours for which payments are made or due under a plan maintained solely for the purpose of complying with workers compensation, unemployment compensation or disability insurance laws, or for which payments are made solely to reimburse the Employee for medical or medically related expenses;

(iv)
A payment will be deemed to be made by or due from an Affiliated Organization, regardless of whether such payment is made by or due from the Affiliated Organization directly or indirectly through a trust fund or insurer to which the Affiliated Organization contributes or pays premiums;

(v)
If the payment made or due is calculated on the basis of units of time, the number of Hours of Service to be credited will be the number of regularly scheduled working hours included in the units of time on the basis of which the payment is calculated; provided, that, if such a payment is made to an Employee described in subsection (d)(i), the number of Hours of Service to be credited will be the number of equivalent hours determined under subsection (d)(i) that are included in the units of time on the basis of which the payment is calculated;

(vi)
If the payment made or due is not calculated on the basis of units of time, the number of Hours of Service to be credited will be equal to the amount of the payment, divided by the Employee’s most recent hourly rate of compensation before the period during which no duties are performed; and

(vii)	Hours will be determined in accordance with Section 2530.200(b)-2(b) of the Department of Labor Regulations which is incorporated herein by reference.

(c)	Hours of Service will be credited:

(i)	in the case of Hours of Service described in subsection (a)(i), to the Plan Year in which the duties are performed;

(ii)
in the case of Hours of Service described in subsection (a)(ii)(1), to the Plan Year or Plan Years in which the period during which no duties are performed occurs; provided, that, if the payment is not calculated on the basis of units of time, the Hours of Service will not be allocated between more than the first two Plan Years of such period;

(iii)	in the case of Hours of Service described in subsection (a)(ii)(2), to the Plan Year or Plan Years determined by the Administrator in accordance with the applicable federal law;

(iv)	in the case of Hours of Service described in subsection (a)(ii)(3), to the Plan Year or Plan Years to which the award or agreement for back pay pertains; and

(v)	as otherwise provided in Section 2530.200(b)-2(c) of the Department of Labor Regulations which is incorporated herein by reference.

(d)	For purposes of determining the number of Hours of Service completed by an Employee during a particular period of time:

(i)
an Employee who is not subject to the overtime provisions of the Fair Labor Standards Act of 1938, as from time to time amended, will be credited with 45 Hours of Service for each week during which he or she completes at least one Hour of Service; and

(ii)	each other Employee will be credited with the number of Hours of Service that he or she completes during such period.

(e)
Notwithstanding the foregoing provisions of this section, an individual will be credited with the number of Hours of Service he or she completes, determined in the manner specified in subsections (a) through (d):

(i)	while a Leased Employee; and

(ii)	with any other organization to the extent such Hours of Service are required to be taken into account pursuant to Treasury Regulations under Code sections 414(n) and 414(o).

ARTICLE 11.
ADOPTION, AMENDMENT AND TERMINATION

11.1.
Adoption by Affiliated Organizations. With the prior approval of the Administrator, an Affiliated Organization may adopt this Plan and become a Participating Employer. Any special provisions applicable to a Participating Employer’s Employees will be set forth on an exhibit to the Plan.

11.2.	Authority to Amend and Procedure.

(a)
The Company reserves the right to amend the Plan at any time, to any extent. Each amendment must be stated in a written instrument signed by an officer of the Company. On and after the effective date of the amendment, all interested persons will be bound by the amendment; provided, that no amendment will have any retroactive effect so as to deprive any Participant, or any Beneficiary of a deceased Participant, of any benefit already accrued or vested or of any option with respect to the form of such benefit that is protected under Code section 411(d)(6), except that an amendment required to qualify the Trust for income tax exemption may be retroactive to the Effective Date of the Plan or to any later date.

(b)
If the provisions for determining the extent to which benefits under the Plan are vested are changed, whether by amendment or because of the Plan’s becoming or ceasing to be a top-heavy plan, each Participant who has completed at least three years of Vesting Service may elect to have his or her vested benefits determined without regard to such change by giving written notice of such election to the Administrator within the period beginning on the date such change was adopted (or the Plan’s top heavy status changed) and ending 60 days after the latest of: (i) the date such change is adopted; (ii) the date such change becomes effective; and (iii) the date the Administrator issues notice of such change to the Participant.

(c)	The provisions of the Plan in effect at the termination of a Participant’s employment will, except as specifically provided in any subsequent amendment, continue to apply to such Participant.

11.3.
Authority to Terminate and Procedure. The Company expects to continue the Plan indefinitely but reserves the right to terminate the Plan in its entirety at any time by a written instrument of termination signed by an officer of the Company. Each Participating Employer expects to continue its participation in the Plan indefinitely but reserves the right to cease its participation in the Plan at any time by a written instrument delivered to the Administrator.

11.4.	Procedures. Any instrument under this article must be executed by an authorized officer of the acting entity.

11.5.
Vesting Upon Termination, Partial Termination or Discontinuance of Contributions. Upon the termination of the Plan or upon the complete discontinuance of contributions, the Accounts of each “affected employee” will vest in full. For purposes of this section, “affected employee” means:

(a)	a Participant who is actively employed with an Affiliated Organization on the effective date of the termination or complete discontinuance of contributions;

(b)	a Participant who has a Severance from Employment and has neither received a complete distribution of his or her Account nor experienced at least five consecutive One-Year Breaks in Service;

(c)	a former Participant who had a Severance from Employment during the Plan Year that includes the effective date of the termination or complete discontinuance of contributions.

Upon a partial termination of the Plan, the Accounts of each Participant as to whom the Plan has been partially terminated will vest in full.

11.6.
Distribution Following Termination, Partial Termination or Discontinuance of Contributions. After termination or partial termination of the Plan or the complete discontinuance of contributions under the Plan, the Trustee will continue to hold and distribute the Fund as if such event had not occurred, but if the Administrator so directs in accordance with Treasury Regulations, the Trustee will distribute to each Participant the entire balance of his or her Accounts.

ARTICLE 12.
PLAN ADMINISTRATION

12.1.
Administrator, Named Fiduciary.  The general administration of the Plan and the duty to carry out its provisions is vested in the Administrator, who is the sole “named fiduciary” of the Plan for such purposes under ERISA; the Administrator is also the sole “named fiduciary” of the Plan with respect to the appointment and removal of members of the Investment Committee and monitoring the Company Stock Fund in accordance with Section 5.5. The Investment Committee is the sole “named fiduciary” of the Plan with respect to selecting and monitoring the Plan’s investment funds (other than the Company Stock Fund) and selecting, monitoring and removing the Trustee.

12.2.	Duties of Administrator. The Administrator has the discretionary power and authority, and the responsibility, to:

(a)
adopt rules, regulations and procedures not inconsistent with the provisions of the Plan and uniform and equitable with respect to individuals determined by the Administrator to be similarly situated at the time in question, and to revoke or modify such rules and regulations at any time;

(b)
interpret, construe, apply and enforce the provisions of the Plan and any Plan Rules, including the discretionary and final power and authority to interpret, construe, apply and enforce uncertain provisions of the Plan or Plan Rules, and remedy possible ambiguities, inconsistencies, omissions and errors, and any such action taken by the Administrator in good faith is binding upon all Participants, Beneficiaries, alternate payees and other interested persons;

(c)	determine from time to time the status of all Employees, Qualified Employees, Participants, Beneficiaries, alternate payees and other interested persons for purposes of the Plan;

(d)
determine the rights of Employees, Qualified Employees, Participants, Beneficiaries, alternate payees and other interested persons to benefits under the Plan, the amount and the method and time or times of payment of the benefit;

(e)	appoint, monitor and remove the members of the Investment Committee;

(f)	monitor the Company Stock Fund; and

(g)	take any other actions required by the Plan or determined by the Administrator to be necessary or advisable to in connection with the administration of the Plan.

12.3.
Delegation. Except as otherwise provided in ERISA, the Administrator may delegate specific Plan administration duties, including fiduciary duties and responsibilities. Such delegations may be to Employees or to other individuals, committees or entities. Any delegation may, if specifically stated, allow further delegations by the individual, committee or entity to whom or which the delegation has been made subject to and in accordance with any limitations, restrictions or conditions specified in the delegation or in any other written instrument provided by the Administrator to the individual, committee or entity to whom or which the delegation has been made. Any delegation may be rescinded by the Administrator at any time. Each individual, committee or entity to whom or which a fiduciary duty or responsibility has been delegated is responsible for the exercise of such duties or responsibilities and is not responsible for the acts or failure to act of any other fiduciary. Any delegation by the Administrator of a fiduciary duty or responsibility relating to Plan Administration, other than to a person for whose conduct the Administrator remains responsible, must be in writing, and the individual, committee or entity to whom or which the delegation is made must submit a written acceptance of the delegation to the Administrator. Any delegate’s duty will terminate upon withdrawal of such authority by the Administrator or upon withdrawal of the delegate’s acceptance. Any delegation to an Employee will automatically terminate when he or she ceases to be an Employee. The Administrator retains the sole responsibility for - and fiduciary duties and responsibilities with respect to - monitoring the Company Stock Fund and appointing (or removing) the members of the Investment Committee and the Administrator may not delegate any such duties or responsibilities to any individual, committee or entity.

12.4.
Reports and Records. The Administrator and those individuals, committees or entities to whom or which the Administrator has delegated fiduciary duties will keep records of all their proceedings and actions, and will maintain all such books of account, records and other data as necessary for the proper administration of the Plan and to comply with applicable law.

12.5.
Compensation. No employee of an Affiliated Organization acting in a fiduciary capacity will be entitled to receive compensation from the Trust for such services, but each will be entitled to reimbursement from the Trust for all sums reasonably and necessarily expended in the performance of such duties.

12.6.
Professional Assistance. The Administrator may retain such accounting, recordkeeping, legal, clerical and other services as may reasonably be required in the administration of the Plan, and may pay reasonable compensation for such services. The Administrator is entitled to rely conclusively on all tables, valuations, certificates, opinions and reports furnished to the Administrator by such persons and on all information, elections and designations furnished to the Administrator by Participants, Beneficiaries, alternate payees and Participating Employers.

12.7.
Payment of Administrative Costs. All costs of administering the Plan, including services referenced in Section 12.6, may be paid by the Trustee from the Trust, but if not so paid, will be paid by the Participating Employers.

12.8.	Indemnification.

(a)
To the extent permitted by law, the Participating Employers jointly and severally agree to indemnify and hold harmless the Administrator, the members of the Investment Committee or any other committee and other employees, officers or directors of an Affiliated Organization to whom fiduciary duties are delegated against any and all claims, losses, damages, expenses and liabilities arising from their responsibilities in connection with the Plan which are not otherwise paid or reimbursed, unless they are determined to be due to gross negligence or intentional misconduct. The Company has the right, but not the obligation, to select counsel and control the defense and settlement of any action for which an individual may be entitled to indemnification pursuant to this section.

(b)
An individual’s right to indemnification pursuant to this section is in addition to, and independent of, the individual’s right, if any, to indemnification pursuant to a Participating Employer’s articles of incorporation or bylaws (or comparable governing instruments), applicable law or otherwise, but an individual is not entitled to indemnification from all sources in an amount that exceeds his or her claims, losses, damages, expenses and liabilities.

12.9.	Claims Procedure.

(a)
The Administrator will notify a Participant in writing, within 90 days of the Participant’s written application for benefits, of the Participant’s eligibility or non-eligibility for benefits under the Plan. If the Administrator determines that a Participant is not eligible for benefits or full benefits, the notice will:

(i)	state the specific reasons for the denial of any benefits;

(ii)	provide a specific reference to the provision of the Plan on which the denial is based;

(iii)	provide a description of any additional information or material necessary for the claimant to perfect the claim, and a description of why it is needed;

(iv)	state that the claimant will be provided, on request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claim;

(v)	state the claimant’s right to bring a civil action under ERISA Section 502(a) following a continued denial of a claim after appeal review; and

(vi)	provide an explanation of the Plan’s claims review procedure and other appropriate information as to the steps to be taken if the Participant wishes to have the claim reviewed.

If the Administrator determines that there are special circumstances requiring additional time to make a decision, the Administrator will notify the Participant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90-day period.

(b)
If a Participant is determined by the Administrator not to be eligible for benefits or if the Participant believes that he or she or she is entitled to greater or different benefits, the Participant will be provided the opportunity to have his or her claim reviewed by the Administrator by filing a petition for review with the Administrator within 60 days after the Participant receives the notice issued by the Administrator. The petition must state the specific reasons the Participant believes he or she or she is entitled to benefits or greater or different benefits. Within 60 days after the Administrator receives the petition, the Administrator will give the Participant (and his or her counsel, if any) an opportunity to present his or her position to the Administrator in writing, and the Participant (or his or her counsel) may review the pertinent documents, and the Administrator will notify the Participant of its decision in writing within such 60-day period, stating specifically the basis of the decision written in a manner calculated to be understood by the Participant and the specific provisions of the Plan on which the decision is based. If because of special circumstances requiring additional time to make a decision, the 60-day period is not sufficient, the decision may be deferred for up to another 60-day period at the election of the Administrator, but notice of this deferral must be given to the Participant.

(c)	In the event of the death of a Participant, the same procedure applies to the Beneficiary of the Participant.

(d)	A claimant must exhaust the procedure described in this section before pursuing the claim in any other proceeding.

12.10.	Disputes.

(a)	A Participant, Beneficiary or alternate payee may not commence a civil action pursuant to ERISA section 502(a)(1), with respect to a benefit under the Plan after the earlier of:

(i)	three years after the occurrence of the facts or circumstances that give rise to or form the basis for such action; and

(ii)	one year from the date the Participant, Beneficiary or alternate payee had actual knowledge of the facts or circumstances that give rise to or form the basis for such action.

(b)
In the case of a dispute between a Participant, Beneficiary, alternate payee or other person claiming a right or entitlement pursuant to the Plan and a Participating Employer, the Administrator, the Investment Committee or other person relating to or arising from the Plan, the United States District Court for the District of Minnesota is a proper venue. Regardless of where an action relating to or arising from the Plan is pending, the law as stated and applied by the United States Court of Appeals for the Eighth Circuit or the United States District Court

for the District of Minnesota will apply to and control all actions relating to the Plan brought against the Plan, a Participating Employer, the Administrator, the Investment Committee or any other person or against any Participant, Beneficiary, alternate payee or other person claiming a right or entitlement pursuant to the Plan.

12.11.
Correction of Errors. If the Administrator determines that, by reason of administrative error or other cause attributable to a Participating Employer, the Account of any Participant has incurred a loss, the Administrator may enter into an agreement with the Participating Employer under which the Account is fully restored and may, upon such restoration, release the Participating Employer from further responsibility.

12.12.
Standards for Elections, Directions and Similar Actions. Any election, direction, application, designation or similar action required of a Participant, Beneficiary or alternate payee (or any person claiming by, through or on behalf of a Participant, Beneficiary or alternate payee) pursuant to the Plan must be made in accordance with and is subject to the terms of the Plan and Plan Rules.

ARTICLE 13.
MISCELLANEOUS

13.1.
Merger, Consolidation, Transfer of Assets. If this Plan is merged or consolidated with, or his or her assets or liabilities are transferred to, any other plan, each Participant will be entitled to receive a benefit immediately after such merger, consolidation or transfer (if such other plan were then terminated) that is equal to or greater than the benefit he or she would have been entitled to receive immediately before such merger, consolidation or transfer (if this Plan had then terminated but without regard to Section 11.5).

13.2.	Limited Reversion of Fund.

(a)
Except as provided in subsection (b), no corpus or income of the Trust will at any time revert to any Affiliated Organization or be used other than for the exclusive benefit of Participants and their Beneficiaries by paying benefits and administrative expenses of the Plan.

(b)
Notwithstanding any contrary provision in the Plan, to the extent a contribution is made by a Participating Employer by a mistake of fact or a deduction is disallowed a Participating Employer under Code section 404, the Trustee will repay the contribution to the Participating Employer upon the Participating Employer’s written request; provided, that such repayment must be made within one year after the mistaken payment is made or the deduction is disallowed, as the case may be. Each contribution to the Plan by a Participating Employer is expressly conditioned on such contribution’s being fully deductible by the Participating Employer under Code section 404.

13.3.	Top-Heavy Provisions.

(a)
If the Plan becomes a “top-heavy plan,” the following provisions will apply to, and control the operation and administration of, the Plan for those Plan Years during which the Plan is a top-heavy plan; provided, however, that the top-heavy requirements of this section will not apply in any year in which the Plan consists solely of a cash or deferred arrangement that meets the requirements of Code section 401(k)(12) and matching contributions with respect to which the requirements of Code section 401(m)(11) are met.

(i)
Notwithstanding the provisions of Article 3, the amount of contributions (excluding 401(k) Contributions) made and allocated for such Plan Year on behalf of each Active Participant who is not a key employee and who is employed with a Participating Employer or another Affiliated Organization on the last day of the Plan Year (whether or not such Participant completed at least 1000 Hours of Service during the Plan Year), expressed as a percentage of the Participant’s Testing Wages for the Plan Year, will be at least equal to the lesser of:

(1)	three percent (3%), or

(2)	the largest percentage of such Testing Wages at which contributions (including 401(k) Contributions) are made and allocated on behalf of any key employee for such Plan Year.

(ii)
If, in addition to this Plan, the Participating Employer or another Affiliated Organization maintains another qualified defined contribution plan or one or more qualified defined benefit pension plans during a Plan Year, the provisions of clause (1) will be applied for such Plan Year -

(1)	by taking into account the Participating Employer contributions (other than elective contributions for a non-key employee) on behalf of the Participant under all such defined contribution plans;

(2)
without regard to any Participant who is not a key employee and whose accrued benefit, expressed as a single life annuity, under a defined benefit pension plan maintained by the Participating Employer or another Affiliated Organization for such Plan Year is not less than the product of -

(A)
the Participant’s average Testing Wages for the period of consecutive years not exceeding the period of consecutive years (not exceeding five) when the Participant had the highest aggregate Testing Wages, disregarding years in which the Participant completed less than 1,000 Hours of Service, multiplied by

(B)
the lesser of (A) two percent (2%) per year of service, disregarding years of service beginning after the close of the last Plan Year in which such defined benefit plan was a top heavy plan, or (B) twenty percent (20%).

(iii)
Each Participant’s vested interest in the Matching Contribution Account will be the vested interest determined under the preceding provisions of the Plan or determined in accordance with the following schedule, whichever provides the greater vested interest for the Participant:

Years of Vesting Service	Extent of Vested Interest

Less than Two Years	0%
Two Years	20%
Three Years	40%
Four Years	60%
Five Years	80%
Six or more Years	100%

If the Plan ceases to be a top-heavy plan, the portion of a Participant’s Matching Contribution Account that has vested pursuant to the foregoing schedule will remain nonforfeitable.

(b)	For purposes of subsection (a),

(i)
The Plan will be a “top-heavy plan” for a particular Plan Year if, as of the last day of the initial Plan Year or, with respect to any other Plan Year, as of the last day of the preceding Plan Year, the aggregate of the Account balances of key employees is greater than 60% of the aggregate of the Account balances of all Participants. The following rules will apply for purposes of calculating the aggregate Account balances for both key employees and employees who are not key employees.

(1)
The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the Plan and any plan aggregated with the Plan under Code section 416(g)(2) during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Code section 416(g)(2)(A)(i). If a distribution is made for a reason other than severance from employment, death or disability this provision shall be applied by substituting “5-year period” for “1-year period.”

(2)	Amounts transferred or rolled over from a plan not maintained by a Participating Employer or another Affiliated Organization at the initiation of the Participant will be excluded.

(3)	The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.

(4)	The terms “key employee” and “employee” will include the Beneficiaries of such persons who have died.

(ii)
Notwithstanding the provisions of clause (1), this Plan will not be a top-heavy plan if it is part of either a “required aggregation group” or a “permissive aggregation group” and such aggregation group is not top-heavy. An aggregation group will be top-heavy if the sum of the present value of accrued benefits and account balances of key employees is more than 60% of the sum of the present value of accrued benefits and account balances for all Participants, such accrued benefits and account balances being calculated in each case in the same manner as set forth in clause (1). Each plan in a required aggregation group will be top-heavy if the group is top-heavy. No plan in a required aggregation group will be top-heavy if the group is not top-heavy. If a permissive aggregation group is top-heavy, only those plans that are part of an underlying top-heavy, required aggregation group will be top-heavy. No plan in a permissive aggregation group will be top-heavy if the group is not top-heavy.

(iii)
The “required aggregation group” consists of (i) each plan of an Affiliated Organization in which a key employee participates, and (ii) each other plan of an Affiliated Organization that enables a plan in which a key employee participates to meet the nondiscrimination requirements of Code sections 401(a)(4) and 410.

(iv)
A “permissive aggregation group” consists of those plans that are required to be aggregated and one or more plans (providing comparable benefits or contributions) that are not required to be aggregated, which, when taken together, satisfy the requirements of Code sections 401(a)(4) and 410.

(v)
For purposes of applying clauses (2), (3) and (4) of this subsection, any qualified defined contribution plan maintained by a Participating Employer or another Affiliated Organization at any time within the five-year period preceding the Plan Year for which the determination being made which, as of the date of such determination, has been formally terminated, has ceased crediting service for benefit accruals and vesting and has been or is distributing all plan assets to participants or their beneficiaries, will be taken into account to the extent required or permitted under such clauses and under Code section 416.

(c)
The term “key employee” means any employee or former employee (including any deceased employee) who, at any time during the Plan Year that includes the determination date, was an officer of the employer having annual compensation greater than $130,000 (as adjusted under Code section 416(i)(1)), a 5-percent owner of the employer, or a 1- percent owner of the employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Code section 415(c)(3). The determination of key employees will be made in accordance with Code section 416(i)(1) of the Code and Treasury Regulations.

(d)
Matching Contributions will be taken into account for purposes of satisfying the minimum contribution requirements of Code section 416(c)(2) and the Plan. The preceding sentence shall apply with respect to Matching Contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Matching Contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Code section 401(m).

13.4.	Qualified Military Service.

(a)
The provisions of this section apply only to an Employee who is reemployed by a Participating Employer and whose reemployment rights are protected under the Uniformed Services Employment and Reemployment Rights Act of 1994 (“USERRA”) and are intended to comply with the requirements of Code section 414(u).

(b)
Notwithstanding any other provisions of the Plan to the contrary, a Qualified Employee who leaves the employ of a Participating Employer for qualified military service and returns to employment with a Participating Employer will be entitled to the restoration of benefits under the Plan which would have accrued but for the Qualified Employee’s absence due to qualified military service.

(c)
A Qualified Employee may make 401(k) Contributions (including Catch-Up Contributions) for the Plan Years during which he or she would have been an Active Participant but for his or her qualified military service in accordance with Section 3.1 and Section 3.2 and the following additional rules:

(i)
the Qualified Employee may elect to make 401(k) Contributions (including Catch-Up Contributions) subject to the maximums in effect pursuant to Sections 3.1 and 3.2 during the period of qualified military service;

(ii)
the Qualified Employee may make the election described in clause (i) at any time during the period that begins on his or her date of reemployment and has the same length as the lesser of five years or the period of the Qualified Employee’s qualified military service multiplied by three;

(iii)	the 401(k) Contributions (including Catch-Up Contributions) under this subsection are not subject to the limitations described in Section 9.2 or Section 9.3.

(d)
A Qualified Employee’s Participating Employer will make Matching Contributions with respect to the Qualified Employee’s 401(k) Contributions pursuant to subsection (c) in the same amount as if such 401(k) Contributions had actually been made during the Participant’s period of qualified military service. The Matching Contributions made pursuant to this subsection are not subject to the limitations described in Section 9.3.

(e)	The following additional rules and conditions apply with respect to qualified military service notwithstanding any contrary provision of the Plan:

(i)	an Employee will not be treated as having incurred a break in service by reason of his or her qualified military service;

(ii)	any period of qualifying military service will be counted as Vesting Service;

(iii)
for purposes of determining the Qualified Employee’s Eligible Earnings and Section 415 Wages, the Qualified Employee will be treated as receiving compensation from the Participating Employer with whom he or she was employed immediately before the period of qualified military service during the period of qualified military service in an amount equal to the compensation he or she would have received during such period if he or she were not in qualified military service determined based on the rate of pay the Qualified Employee would have received from the Participating Employer but for the absence due to qualified military service; provided, however, if the compensation the Qualified Employee would have received from the Participating Employer is not reasonably certain, then the Qualified Employee’s rate of compensation will be equal to his or her average compensation for the 12-month period preceding the qualified military service (or, if shorter, the period of employment immediately preceding the qualified military service);

(iv)
contributions on behalf or by the Qualified Employee will be subject to the limitations in Sections 9.1 and 9.5 with respect to the Plan Years to which such contributions relate in accordance with Treasury Regulations;

(v)	the Qualified Employee will not be entitled to any crediting of earnings on contributions for any period prior to actual payment to the Trust; and

(vi)	the Qualified Employee will not be entitled to restoration of any forfeitures which were not allocated to his or her Account as a result of his or her qualified military service.

(f)
For purposes of this section, “qualified military service” means any service in the uniformed services as defined in USERRA by a Qualified Employee who is entitled to reemployment rights with a Participating Employer under USERRA.

13.5.
Short Plan Years. To the extent required by and in accordance with Treasury Regulations, for any Plan Year that is less than 12 months long, the dollar limitations in effect for purposes of Code sections 401(a)(17), 414(q), 415 and 416 will be adjusted to reflect the short Plan Year.

ARTICLE 14.
CONSTRUCTION, INTERPRETATIONS AND DEFINITIONS

14.1.	Construction and Interpretations. The rules of construction and interpretations set forth in this section apply in construing this instrument unless the context otherwise indicates.

(a)	Consent of Spouse. Whenever the consent of a Participant’s spouse is required with respect to any act of the Participant, such consent will be deemed to have been obtained only if:

(i)	the Participant’s spouse executes a written consent to such act, which consent acknowledges the effect of such act and is witnessed by a Plan representative or a notary public; or

(ii)
the Administrator determines that no such consent can be obtained because the Participant has no spouse, because the Participant’s spouse cannot be located, or because of such other circumstances as may, under Treasury Regulations, justify the lack of such consent.

Any such consent by the Participant’s spouse or such determination by the Administrator that such spouse’s consent is not required is effective only with respect to the particular spouse of the Participant who so consented or with respect to whom such determination was made. Any such consent by the Participant’s spouse to an act of the Participant under the Plan is irrevocable with respect to that act.

(b)
Governing Law. To the extent that state law is not preempted by provisions of ERISA or any other laws of the United States, this Plan will be administered, construed, and enforced according to the internal, substantive laws of the State of Minnesota, without regard to its conflict of laws rules.

(c)	Headings. The headings of articles and sections are included solely for convenience. In the case of a conflict between a heading and the text of the Plan, the text controls.

(d)
No Employment Rights Created. The establishment and maintenance of the Plan neither gives any Employee a right to continuing employment nor limits the right of an Affiliated Organization to discharge or otherwise deal with the Employee without regard to the effect such action might have on his or her initial or continued participation in the Plan.

(e)	Number and Gender. Wherever appropriate, the singular number may be read as the plural, the plural may be read as the singular, and the masculine gender may be read as the feminine gender.

(f)
Special Provisions. Special provisions of the Plan applicable only to certain Participants will be set forth on an exhibit to the Plan. In the event of a conflict between the terms of the exhibit and the terms of the Plan, the exhibit controls.

14.2.	Definitions. The definitions set forth in this section apply in construing this instrument unless the context otherwise indicates.

Account. An “Account” with respect to a Participant is any or all of the accounts maintained on his or her behalf pursuant to Section 4.1, as the context requires.

Active Participant. An “Active Participant” is a Participant who is a Qualified Employee.

Administrator. The “Administrator” of the Plan is the individual holding the title of “Senior Director, Compensation, Benefits & HRMS of Select Comfort Corporation.”

Affiliated Organization. An “Affiliated Organization” is the Company and any other corporation that is a member of a controlled group of corporations (within the meaning of Code section 1563(a) without regard to Code sections 1563(a)(4) and 1563(e)(3)(C)) that includes the Company, any trade or business (whether or not incorporated) that together with the Company is under common control (within the meaning of Code section 414(c)), any member of an “affiliated service group” (within the meaning of Code section 414(m)) of which the Company is a member or any other organization that, together with the Company, is treated as a single employer pursuant to Code section 414(o) and Treasury Regulations thereunder; provided, that, for purposes of applying the limitations set forth at Section 9.5, such determination under Code section 1563(a) will be made by substituting the phrase “more than 50 percent” for the phrase “at least 80 percent” wherever it appears in such Code section.

Beneficiary. A “Beneficiary” is a person designated or otherwise determined under the provisions of Section 8.3 as the distributee of benefits payable after the death of a Participant. A person designated as, or otherwise determined to be, a Beneficiary under the terms of the Plan has no interest in or rights under the Plan until the Participant in question has died. A Beneficiary will cease to be such on the day on which all benefits to which he, she or it is entitled under the Plan have been distributed.

Board. The “Board” is the board of directors or comparable governing body of the Affiliated Organization in question. When the Plan provides for an action to be taken by the Board, the action may be taken by any committee or individual authorized to take such action pursuant to a proper delegation by the board of directors or comparable governing body in question.

Catch-Up Contributions. “Catch-Up Contributions” are 401(k) Contributions made by Participants pursuant to Section 3.2.

Code. The “Code” is the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes a reference to such provision, any valid ruling, regulation or authoritative pronouncement promulgated thereunder and any provision of future law that amends, supplements or supersedes the provision.

Company. The “Company” is Select Comfort Corporation or any successor thereto.

Company Stock Fund. The “Company Stock Fund” is one of the Plan’s investment funds and is invested exclusively in Company common stock except for cash held pending investment, transfer or distribution.

Disabled. A Participant will be considered to be “Disabled” only if:

(a)	in the case of a Participant who is participating in the Participating Employer’s long-term disability plan, he or she is receiving disability benefits under such plan, or

(b)
in the case of any other Participant, he or she is certified as being disabled by the Social Security Administration and is receiving disability benefits under the disability provisions of the Social Security Act.

Effective Date. The Plan’s original “Effective Date” was January 1, 1994. The effective date of this Restatement of the Plan is October 1, 2005.

Eligible Earnings. The “Eligible Earnings” of a Participant from a Participating Employer for any Plan Year means the wages, tips and other compensation reported in Box 1 on the Participant’s Form W-2 from the Participating Employer for such Plan Year, adjusted as follows:

(a)
Eligible Earnings excludes fringe benefits (such as automobile allowances, merchandise discounts and gift certificates), moving and relocation expenses, severance payments, salary continuation payments, sick payments paid by a third party payor, state disability payments, imputed income with respect to group term life insurance coverage and domestic partner benefits, amounts realized by the exercise of stock options, any amounts realized by vesting of restricted stock and performance stock, tuition reimbursements, executive financial planning reimbursements and payments received by the Participant pursuant to the Select Comfort Executive Investment Plan.

(b)
Eligible Earnings for any period are increased by the sum of the Participant’s 401(k) Contributions and Eligible Earnings reductions experienced by the Participant pursuant to any cafeteria plan maintained by the Participating Employer pursuant to Code section 125 or qualified transportation fringe benefit program maintained by the Participating Employer pursuant to Code section 132(f), to the extent such 401(k) Contributions or reductions are not otherwise included for such period.

(c)
In no event will a Participant’s Eligible Earnings for any Plan Year be taken into account to the extent it exceeds $200,000, as adjusted for cost-of-living increases in accordance with Code section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to Eligible Earnings for the Plan Year that begins with or within such calendar year.

Eligible Rollover Distribution.

(a)
An “Eligible Rollover Distribution” means any distribution to a Participant, to a Participant’s surviving spouse or to an Alternate Payee who is the Participant’s spouse or former spouse; except that such term does not include—

(i)	any distribution which is one of a series of substantially equal periodic payments (not less frequently than annually) made—

(1)	for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and a Beneficiary, or

(2)	for a specified period of 10 years or more;

(ii)	any distribution to the extent it is required by Code section 401(a)(9);

(iii)	any elective distribution of Company stock dividends from the Participant’s ESOP Account; and

(iv)	any hardship distribution described in Code section 401(k)(2)(B)(i)(IV).

(b)
A portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax contributions that are not includable in gross income. Such after-tax portion may be transferred only to an individual retirement account or annuity described in section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution that is includable in gross income and the portion of such distribution that is not so includable.

Employee. An “Employee” is any individual who performs services for an Affiliated Organization as a common-law employee of the Affiliated Organization.

ERISA. “ERISA” is the Employee Retirement Income Security Act of 1974, as amended. Any reference to a specific provision of ERISA includes a reference to such provision, any valid ruling, regulation or authoritative pronouncement promulgated thereunder and any provision of future law that amends, supplements or supersedes the provision.

ESOP. The “ESOP” is the portion of the Plan constituting an employee stock ownership plan described in Code section 4975.

ESOP Account A Participant’s “ESOP Account” is that portion of the Participant’s Account invested in the Company Stock Fund.

401(k) Contribution Account. The “401(k) Contribution Account” is the account established pursuant to Section 4.1(a)(i).

401(k) Contributions. “401(k) Contributions” means contributions made by Participants pursuant to Section 3.1.

Fund. The “Fund” is the total of all of the assets of every kind and nature, both principal and income, held in the Trust at any particular time or, if the context so requires, one or more of the investment funds described in Section 5.1.

Highly Compensated Employee.

(a)	A “Highly Compensated Employee” for any Plan Year is any employee who:

(i)	at any time during such Plan Year or the 12-month period preceding such Plan Year, owns or owned (or is considered as owning or having owned within the meaning of Code section 318) more than five percent (5%) of the outstanding stock of an Affiliated Organization or stock possessing more than five percent (5%) of the total combined voting power of all outstanding stock of an Affiliated Organization; or

(ii)
during the 12-month period preceding such Plan Year, received compensation in excess of $80,000 (or such dollar amount, adjusted to reflect increases in the cost of living, as in effect under Code section 414(q)(1)(B) for the calendar year during which the Plan Year in question begins) and is a member of the “Top-Paid Group.”

(b)	For purposes of this section:

(i)
an “employee” is any individual (other than an individual who is a nonresident alien who receives no earned income (within the meaning of Code section 911(d)(2)) from an Affiliated Organization that constitutes income from sources within the United States (within the meaning of Code section 861(a)(3))) who, during the Plan Year for which the determination is being made, performs services for an Affiliated Organization as:

(1)	a common-law employee,

(2)	an employee pursuant to Code section 401(c)(1) or

(3)	a Leased Employee; and

(ii)	“compensation” for any period means an employee’s Section 415 Wages for the period.

(iii)
A former employee of an Affiliated Organization shall be treated as a former Highly Compensated Employee of the Affiliated Organization if the former employee was a Highly Compensated Employee of the Affiliated Organization when the former employee incurred a Severance from Employment or the former employee was a Highly Compensated

Employee of the Affiliated Organization at any time after attaining age 55. The determination of who is a former Highly Compensated Employee is based on the rules applicable to determining Highly Compensated Employee status as in effect for that determination year in accordance with Section 1.414(q)-1T, Q&A-4 of the Temporary Income Tax Regulations and Notice 97-45 or later guidance under the Code.

(iv)
“Top-Paid Group” is the group of employees for a particular year which consists of the top 20% of the employer’s employees when ranked on the basis of compensation received from the employer during such year, as determined in accordance with Code section 414.

Hour of Active Service. An “Hour of Active Service” is an hour for which the Employee is paid, or entitled to payment, for the performance of duties for an Affiliated Organization.

Hour of Service. An “Hour of Service” shall have the meaning assigned to it in Section 10.5.

Investment Committee. The “Investment Committee” is the Select Comfort Corporation Investment Committee, a committee of members appointed by and serving at the pleasure of the Administrator.

Leased Employee. A “Leased Employee” is any individual (other than an Employee) who provides services for an Affiliated Organization (or for an Affiliated Organization and “related persons” within the meaning of Code section 144(a)(3)):

(a)	pursuant to an agreement between an Affiliated Organization and any other person;

(b)	under the Affiliated Organization’s primary direction and control; and

(c)	on a substantially full-time basis for a period of at least one year.

Matching Contribution Account. The “Matching Contribution Account” is the account established pursuant to Section 4.1(a)(ii).

Matching Contributions. “Matching Contributions” means contributions made by the Participating Employers on behalf of Participants pursuant to Section 3.3 or 3.6.

Normal Retirement Age. “Normal Retirement Age” is age 65.

One-Year Break in Service.“One-Year Break in Service” is defined in Section 10.2.

Part-Time Employee. A “Part-Time Employee” is an Employee who is classified by the Participating Employer as regularly scheduled to work less than 30 hours per week.

Participant. A “Participant” is a current or former Qualified Employee who has entered the Plan pursuant to the provisions of Article 2 and who has not ceased to be a Participant pursuant to the provisions of Section 2.8.

Participating Employer. A “Participating Employer” is the Company and any other Affiliated Organization that has adopted the Plan, or all of them collectively, as the context requires, and their respective successors. An Affiliated Organization will cease to be a Participating Employer upon a termination of the Plan as to its Qualified Employees or upon its ceasing to be an Affiliated Organization.

Plan. The “Plan” is that set forth in this instrument as it may be amended from time to time.

Plan Rule. A “Plan Rule” is a rule, policy, practice or procedure adopted by the Administrator.

Plan Year. A “Plan Year” is the 12-month period beginning on each January 1 and ending on the first following December 31.

Profit Sharing Contribution Account. The “Profit Sharing Contribution Account” is the account established pursuant to Section 4.1(a)(iii).

Profit Sharing Contributions. “Profit Sharing Contributions” means contributions made by the Participating Employers on behalf of Participants pursuant to Section 3.4 or 3.6.

Qualified Employee.

(a)
Except as provided in subsection (b), a “Qualified Employee” is an Employee who performs services for a Participating Employer as an employee of the Participating Employer (as classified by the Participating Employer at the time the services are performed without regard to any subsequent reclassification).

(b)	An Employee who would otherwise be a Qualified Employee is not a Qualified Employee if he or she:

(i)
is a nonresident alien who receives no earned income (within the meaning of Code section 911(d)(2)) from a Participating Employer that constitutes income from sources within the United States (within the meaning of Code section 861(a)(3));

(ii)
is covered by a collective bargaining agreement, for whom retirement benefits were the subject of good faith bargaining between such person’s representative and a Participating Employer, and is not, as a result of such bargaining, specifically covered by this Plan;

(iii)	is a Leased Employee; or

(iv)
is eligible, or would be eligible but for his or her failure to satisfy any applicable minimum age, minimum service or similar requirement, to participate in any other qualified defined contribution plan maintained by an Affiliated Organization.

(c)	An individual who is classified by a Participating Employer as an independent contractor, Leased Employee or as any other status in which the individual is not classified by the Participating Employer as an Employee of the Participating Employer at the time services are performed is not a Qualified Employee. No judicial or administrative reclassification, or reclassification by the Participating Employer, will be applied to grant retroactive eligibility to any individual under the Plan.

Required Distribution Age

(a)	A Participant’s “Required Distribution Age” is:

(i)	in the case of a Participant who is a five percent (5%) owner, age seventy and one-half (70½) or, if later, the date the Participant becomes a five percent (5%) owner, or

(ii)	in the case of a Participant who is not a five percent (5%) owner, the later of age seventy and one-half (70½) or the Participant’s Severance from Employment.

(b)
For this purpose, a five percent (5%) owner is an individual who owns (or is considered as owning within the meaning of Code section 318) more than five percent (5%) of the outstanding stock of the Participating Employer or another Affiliated Organization or stock possessing more than five percent (5%) of the total combined voting power of all outstanding stock of the Participating Employer or another Affiliated Organization.

Restatement Date. The “Restatement Date” of the Plan is October 1, 2005.

Rollover Account. The “Rollover Account” is the account established pursuant to Section 4.1(a)(iv).

Section 415 Wages.

(a)
An individual’s “Section 415 Wages” for any period is his or her “compensation,” within the meaning of Code section 415(c)(3) and Treasury Regulations thereunder, for the period from all Affiliated Organizations.

(b)
The Administrator may, for any period, determine the items of remuneration that, in accordance with Treasury Regulations, will be included in Section 415 Wages for such period; provided that for each purpose under this Plan, the Administrator’s determination will be uniform throughout any period.

(c)
An individual’s “Section 415 Wages” for any period shall include any elective contributions pursuant to a qualified cash or deferred arrangement, otherwise payable to the individual by an Affiliated Organization, and any other amount that are not includable in an individual’s gross income by reason of Code sections 125, 132(f)(4), or 457.

Severance from Employment. For purposes of the Plan, a Participant will be deemed to have a Severance from Employment only if he or she has completely severed his or her employment relationship with all Affiliated Organizations (meaning the Participant has died, become Disabled or has a “severance from employment” within the meaning of Code section 401(k)(2)(B)(i)(I)). Neither transfer of employment among Affiliated Organizations nor absence from active service by reason of disability leave, other than in connection with a Participant becoming Disabled, or any other leave of absence will constitute a Severance from Employment.

Testing Wages.

(a)	An individual’s “Testing Wages” for any Plan Year is his or her Section 415 Wages for the Plan Year.

(b)
Notwithstanding subsection (a), in no event will a person’s Testing Wages for any Plan Year be taken into account to the extent it exceeds $200,000, as adjusted for cost-of-living increases in accordance with Code section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to Testing Wages for the determination period that begins with or within such calendar year.

(c)
The Administrator may, for any Plan Year, adopt any alternative definition of Testing Wages that complies with Code section 414(s) and Treasury Regulations thereunder; provided, that for each purpose under this Plan, the definition so adopted will be uniform throughout any Plan Year.

Treasury Regulations. “Treasury Regulations” mean regulations, rulings, notices and other promulgations issued under the authority of the Secretary of the Treasury that apply to, or may be relied upon in the administration of, this Plan.

Trust. The “Trust” is that created for purposes of implementing benefits under the Plan.

Trustee. The “Trustee” is the corporation and/or individual or individuals who from time to time is or are the duly appointed and acting trustee or trustees of the Trust.

Vesting Service. “Vesting Service” is defined in Section 10.1.

SELECT COMFORT
PROFIT SHARING AND 401(K) PLAN

EXHIBIT

SERVICE CREDIT AND SPECIAL ENTRY DATES

This exhibit specifies grants of pre-acquisition service and special entry dates pursuant to Sections 2.1, 2.3 and 14.1(f) of the Plan.

A-1